                                                                      EXHIBIT 10





                               SECOND AMENDED AND
                            RESTATED LOAN AGREEMENT

                                  BY AND AMONG

                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,

                           THE BANKS SIGNATORY HERETO

                                      AND

                               FLEET BANK, N.A.,
                            AS AGENT FOR SUCH BANKS




                               SEPTEMBER 30, 1997

TABLE OF CONTENTS


ARTICLE 1.   DEFINITIONS
             -----------

     Section 1.1   Defined Terms
     Section 1.2   GAAP
     Section 1.3   Certain Calculations

ARTICLE 2.   COMMITMENTS; LOANS; LETTERS OF CREDIT
             -------------------------------------


     Section 2.1   Loans
     Section 2.2   Letters of Credit
     Section 2.3   Notices Relating to Loans
     Section 2.4   Disbursement of Loan Proceeds
     Section 2.5   Restated Notes
     Section 2.6   Repayment of Loans; Voluntary Changes
                    in Commitment; Mandatory Repayments
     Section 2.7   Interest
     Section 2.8   Fees
     Section 2.9   Use of Proceeds of Loans
     Section 2.10  Computations; Denominations of
                         Alternative Currency Loans
     Section 2.11  Minimum Amounts of Borrowings,
                    Conversions and Repayments
     Section 2.12  Time and Method of Payments
     Section 2.13  Lending Offices
     Section 2.14  Several Obligations
     Section 2.15  Pro Rata Treatment Among Banks
     Section 2.16  Non-Receipt of Funds by the Agent
     Section 2.17  Sharing of Payments
                     and Set-Off Among Banks
     Section 2.18  Conversions of Loans
     Section 2.19  Additional Costs; Capital
                     Requirements
     Section 2.20  Limitation on Types of Loans
     Section 2.21  Illegality
     Section 2.22  Certain Conversions pursuant
                    to Sections 2.19 and 2.21
     Section 2.23  Indemnification

  ARTICLE 3.REPRESENTATIONS AND WARRANTIES
            ------------------------------

     Section 3.1   Organization
     Section 3.2   Power, Authority, Consents
     Section 3.3   No Violation of Law or Agreements
     Section 3.4   Due Execution, Validity,
                    Enforceability
     Section 3.5   Title to Properties


      Section 3.6   Judgments, Actions, Proceedings
      Section 3.7   No Defaults, Compliance With Laws
      Section 3.8   Burdensome Documents
      Section 3.9   Financial Statements; Projections
      Section 3.10  Tax Returns
      Section 3.11  Intangible Assets
      Section 3.12  Regulation U
      Section 3.13  Name Changes, Mergers, Acquisitions
      Section 3.14  Full Disclosure
      Section 3.15  Licenses and Approvals
      Section 3.16  ERISA
      Section 3.17  REIT Status

ARTICLE 4. CONDITIONS TO THE LOANS
           -----------------------

      Section 4.1   Conditions to Initial Loans
      Section 4.2   Conditions to Subsequent Loans
      Section 4.3   Conditions to Issuance of L/Cs

ARTICLE 5. DELIVERY OF FINANCIAL REPORTS,
           DOCUMENTS AND OTHER INFORMATION
           -------------------------------

      Section 5.1   Annual Financial Statements
      Section 5.2   Quarterly Financial Statements
      Section 5.3   Compliance Information
      Section 5.4   No Default Certificate
      Section 5.5   Certificate of Accountants
      Section 5.6   Borrowing Base Certificate
      Section 5.7   Business Plans and Budget
      Section 5.8   Operator Reports
      Section 5.9   Accountants Reports
      Section 5.10  Copies of Documents
      Section 5.11  Notices of Defaults
      Section 5.12  ERISA Notices and Requests
      Section 5.13  Additional Information

ARTICLE 6.   AFFIRMATIVE COVENANTS
             ---------------------

      Section 6.1   Books and Records
      Section 6.2   Inspections and Audits

        Section 6.3   Maintenance and Repairs
        Section 6.4   Continuance of Business
        Section 6.5   Copies of Corporate Documents
        Section 6.6   Perform Obligations
        Section 6.7   Notice of Litigation
        Section 6.8   Insurance
        Section 6.9   Financial Covenants
        Section 6.10  Notice of Certain Events
        Section 6.11  Comply with ERISA
        Section 6.12  Environmental Compliance
        Section 6.13  Maintenance of REIT Status
        Section 6.14  Long-term Care Facilities
        Section 6.15  Operator Creditworthiness
        Section 6.16  Operator Concentration
        Section 6.17  Behavioral Care Facilities
        Section 6.18  Non-Healthcare Assets

ARTICLE 7.   NEGATIVE COVENANTS
             ------------------

        Section 7.1   Indebtedness
        Section 7.2   Liens
        Section 7.3   Guaranties
        Section 7.4   Mergers, Acquisitions
        Section 7.5   Redemptions; Distributions
        Section 7.6   Changes in Structure
        Section 7.7   Disposition of Assets
        Section 7.8   Investments
        Section 7.9   Fiscal Year
        Section 7.10  ERISA Obligations
        Section 7.11  Capital Expenditures
        Section 7.12  Use of Cash
        Section 7.13  Transactions with
                        Affilliates
        Section 7.14  Hazardous Material
        Section 7.15  Interest Rate Protection
        Section 7.16  Construction Investments

ARTICLE 8.   EVENTS OF DEFAULT
             -----------------

        Section 8.1   Payments
        Section 8.2   Certain Covenants
        Section 8.3   Other Covenants
        Section 8.4   Other Defaults
        Section 8.5   Representations and Warranties
        Section 8.6   Bankruptcy
        Section 8.7   Judgments

      Section 8.8   ERISA
      Section 8.9   Material Adverse Effect
      Section 8.10  Ownership
      Section 8.11  REIT Status, Etc.
      Section 8.12  Environmental
      Section 8.13  Default by Operator

ARTICLE 9.   THE AGENT
             ---------

      Section 9.1   Appointment, Powers and Immunities.
      Section 9.2   Reliance by Agent
      Section 9.3   Events of Default
      Section 9.4   Rights as a Bank
      Section 9.5   Indemnification
      Section 9.6   Non-Reliance on Agent and
                      other Banks
      Section 9.7   Failure to Act
      Section 9.8   Resignation or Removal of Agent
      Section 9.9   Sharing of Payments

ARTICLE 10.   MISCELLANEOUS PROVISIONS
              ------------------------

      Section 10.1  Fees and Expenses; Indemnity
      Section 10.2  Taxes
      Section 10.3  Payments
      Section 10.4  Survival of Agreements and
                      Representations; Construction
      Section 10.5  Lien on and Set-off of Deposits
      Section 10.6  Modifications, Consents and
                      Waivers; Entire Agreement
      Section 10.7  Remedies Cumulative; Counterclaims
      Section 10.8  Further Assurances
      Section 10.9  Notices
      Section 10.10 Counterparts
      Section 10.11 Severability
      Section 10.12 Binding Effect; No Assignment
                      or Delegation by Borrowers
      Section 10.13 Assignments and Participations
                      by Banks
      Section 10.14 Delivery of Tax Forms
      Section 10.15 Governing Law; Consent to Juris-
                      diction; Waiver of Trial by Jury
      Section 10.16 Joint and Several Obligations
EXHIBITS
--------

1       List of Borrowers
A-1     Form of Restated Term Note
A-2     Form of Restated Credit Note

B               Form of Assignment and Acceptance
C               Form of Borrowing Base Certificate
D               Form of Compliance Certificate

SCHEDULES
---------

  3.1   States of Incorporation and Qualification, and
           Capitalization of Borrowers and Subsidiaries
  3.2   Consents, Waivers, Approvals;
           Violation of Agreements
  3.6   Judgments, Actions, Proceedings
  3.7   Defaults; Compliance with Laws,
           Regulations, Agreements
  3.8   Burdensome Documents
  3.13  Name Changes, Mergers, Acquisitions
  3.15  Licenses and Approvals
  3.16  Employee Benefit Plans
  6.15  List of Operators
  7.1   Permitted Indebtedness and Guaranties
  7.2   Permitted Security Interests, Liens
          and Encumbrances
  7.8   Permitted Investments

                  SECOND AMENDED AND RESTATED LOAN AGREEMENT


     AGREEMENT, made this 30th day of September, 1997, by and among:

     Each of the corporations listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, the "BORROWERS");

     The Banks that have executed the signature pages hereto (individually, a "BANK" and collectively, the "BANKS"); and

     FLEET BANK, N.A., a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");


                              W I T N E S S E T H:


     WHEREAS:

                  (A) The Borrowers, the Agent and the banks signatory thereto entered into a certain Amended and Restated Loan Agreement dated June 6, 1996 (as heretofore amended or modified, the "ORIGINAL LOAN AGREEMENT"), pursuant to which the Borrowers obtained (i) a joint and several revolving credit facility in the aggregate principal Dollar Amount (as hereinafter defined) of up to One Hundred Twenty-Five Million ($125,000,000) Dollars, and (ii) a joint and several term loan facility in the aggregate principal Dollar Amount of Twenty-Five Million ($25,000,000) Dollars, all on the terms and conditions set forth therein;

                  (B) The Borrowers wish to (i) increase the aggregate principal Dollar Amount of the revolving credit facility to up to One Hundred Seventy-Five Million ($175,000,000) Dollars, and
(ii) modify the term loan facility in certain respects; and

                  (C) The Banks are willing to so increase the revolving credit facility and to modify the term loan facility, but only on the condition, among other things, that the Borrowers agree to amend and restate the Original Loan Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree that the Original Loan Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated in its entirety to read as follows:



     ARTICLE 1. DEFINITIONS .

                  SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

                  "ADDITIONAL COSTS" - as defined in subsection 2.19(b) hereof.

                  "AFFECTED LOANS" -  as defined in Section 2.22 hereof.

                  "AFFECTED TYPE" - as defined in Section 2.22 hereof.

                  "AFFILIATE" - as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (a) any Person that owns directly or indirectly five (5%) percent or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or five (5%) percent or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (b) each shareholder, director and officer of any Borrower shall be deemed to be an Affiliate of such Borrower.

                  "AGENCY FEE" - as defined in subsection 2.8(c) hereof.

                  "ALTERNATE BASE RATE" - for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) equal to the greater of (a) the Prime Rate in effect on such day, and (b) 0.5% plus the Federal Funds Rate in effect on such day.

                  "ALTERNATIVE CURRENCY" - subject to availability pursuant to
Section 2.20 and to the extent fully
transferable and convertible into Dollars, the lawful currency of England.

                  "APPLICABLE MARGIN" - on any date, with respect to Fixed Rate Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:

                  Category 1

         Both of the following Ratings:

         BBB or higher by S&P; and
         Baa2 or higher by Moody's                    .875%

                  Category 2

         At least two of the following Ratings:

         BBB- by S&P
         Baa3 by Moody's
         BBB- by D&P                                 1.000%

                  Category 3

         Any one of the following Ratings:

         BBB- by S&P; or
         Baa3 by Moody's; or
         BBB- by D&P                                 1.125%

                  Category 4

         No investment grade Rating
         by S&P or Moody's or D&P                    1.500%

If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the Applicable Margin shall apply to all outstanding LIBOR Loans during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

                  "APPLICATION(S)" - as defined in subsection 2.2(a)(iv) hereof.

                  "APPRAISAL" - an appraisal providing an assessment of the fair market value of a Property (whether appraised on a stand-alone basis or "in bulk" together with similar Properties) which is independently and impartially prepared
                                      -3-
by a nationally recognized appraiser or an appraiser acceptable to the Agent and having substantial experience in the appraisal of health care facilities and conforming to Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation.

                  "APPRAISED VALUE" - with respect to any Facility, the value of such Facility reflected in the most recent Appraisal prepared with respect to such Facility.

                  "ARRANGEMENT FEE" - as defined in subsection 2.8(c) hereof.

                  "ASSESSMENT RATE" - at any time, the rate (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) then charged by the Federal Deposit Insurance Corporation (or any successor) to the Reference Bank for deposit insurance for Dollar time deposits with the Reference Bank at the Principal Office as determined by the Reference Bank.

                  "ASSIGNMENT AND ACCEPTANCE" - an agreement in the form of Exhibit B hereto.

                  "BALLOON PAYMENTS" - as of any date as of which the amount thereof shall be determined, with respect to Omega on a consolidated basis, an amount equal to (x) its aggregate obligation to make payments of principal in respect of Indebtedness having a maturity during the immediately succeeding six
(6) month period, less (y) the sum of Cash and unused amounts under this Agreement; provided, however, any Indebtedness with respect to which Omega (or any of its Subsidiaries) has received a commitment for the renewal or other refinancing of such Indebtedness shall not be included in the computation of Balloon Payments and provided, further, if the calculation of the amount of Balloon Payments results in negative number, then the amount thereof shall be deemed to be zero (0).

                  "BENEFICIARY DOCUMENTS" - as defined in subsection 2.2(c)(i) hereof.

                  "BORROWING BASE" - with respect to the Borrowers on a combined basis, as of any date as of which the amount thereof shall be determined, an amount equal to (x) the sum of (i) 66-2/3% of Eligible Healthcare Assets plus
(ii) Cash on hand as of such date, minus (y) the sum of (i) unsecured Indebtedness (less the aggregate principal amount outstanding under this Agreement) as of such date, and (ii) current maturities of secured Indebtedness as of such date. For purposes of computing the Borrowing Base, the amount of "unsecured Indebtedness" shall not include (i) the aggregate principal amount of $95,000,000 of Omega's 8.5% Convertible Subordinated Debentures due 2001, and (ii) the aggregate principal amount of any additional unsecured subordinated Indebtedness provided (x) such Indebtedness does not permit any payment or prepayment of the principal amount thereof prior to the payment in full of the Obligations hereunder, (y) the terms and conditions thereof are substantially similar to Omega's 8.5% Convertible Subordinated Debentures due 2001 referred to in clause (i) above, and (z) the issuance thereof would not result in an Event of Default under the Loan Agreement.

                  "BORROWING BASE CERTIFICATE" - a certificate certified and executed by the chief executive officer or chief financial officer of Omega substantially in the form annexed hereto as Exhibit C.

                  "BORROWING NOTICE" - as defined in Section 2.3 hereof.

                  "BUSINESS DAY" - any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

                  "CAPITAL EXPENDITURES" - for any period, the aggregate amount of all payments made or to be made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.

                  "CAPITALIZED LEASE" - any lease, the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  "CAPITALIZED LEASE OBLIGATIONS" - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "CASH" - as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP consistently applied.

                  "CERCLA" - the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq.

                  "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "COMMITMENT" - as to each Bank, the sum of such Bank's Revolving Credit Commitment and Term Commitment set forth opposite such Bank's name on the signature pages hereof under the captions "Revolving Credit Commitment" and "Term Commitment," as such amounts may be increased or reduced in accordance with the terms hereof.

                  "COMMITMENT FEE" - as defined in subsection 2.8(b) hereof.

                  "COMMITMENT FEE PERCENTAGE" - on any date, the applicable percentage set forth below based upon the Ratings in effect on such date:

                  Category 1

         Both of the following Ratings:

         BBB or higher by S&P; and
         Baa2 or higher by Moody's                   .200%

                  Category 2

         At least two of the following Ratings:

         BBB- by S&P
         Baa3 by Moody's
         BBB- by D&P                                 .250%

                  Category 3

         Any one of the following Ratings:

         BBB- by S&P; or
         Baa3 by Moody's; or
         BBB- by D&P                                 .300%

                  Category 4

         No investment grade Rating
         by S&P or Moody's or D&P                    .375%

If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change with respect to the Borrowers shall apply at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

                  "COMPLIANCE CERTIFICATE" - a certificate in the form of Exhibit D annexed hereto, executed by the chief executive officer or chief financial officer of Omega to the effect that: (a) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrowers as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to the Agent, of such compliance, and (b) the representations and warranties contained in Article 3 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect.

                  "CONSTRUCTION INVESTMENTS" - financing extended by Omega with respect to a Facility which is either under construction (i.e., has not received a certificate of occupancy) or in development (i.e., has received a certificate of occupancy or operating license within the preceding eighteen (18) months); provided, however, that a Facility will not be considered to be in development if at least three (3) calendar months have elapsed since the date on which the Facility received a certificate of occupancy and such Facility has a Fixed Charge Coverage of at least 1.10:1.00.

                  "CONTROLLED GROUP" - all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Omega, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                  "CREDIT LOANS" - as defined in subsection 2.1(b) hereof.

                  "CREDIT PERIOD" - the period commencing on the date of this Agreement and ending on the Revolving Credit Commitment Termination Date.

                  "D&P" - Duff & Phelps.

                  "DEBT INSTRUMENT" - as defined in subsection 8.4(a) hereof.

                  "DEFAULT" - an event which with notice or lapse of time, or both, would constitute an Event of Default.

                  "DESIGNATED RATE" - with respect to the Term Loan, the fixed rate of interest determined at the sole discretion of the Agent for the period commencing on the date set forth in the Designated Rate Notice through the Term Maturity Date based upon a rate per annum or blending of rates per annum at which the Agent is able to raise funds to fund the Term Loan, the source of which may change daily, as set forth by the Agent in a Designated Rate Notice.

                  "DESIGNATED RATE LOAN(S)" - the Term Loan(s), the interest on which is determined on the basis of the Designated Rate.

                  "DESIGNATED RATE NOTICE" - as defined in subsection 2.3(d) hereof.

                  "DISPOSITION" - the sale, lease, conveyance, transfer or other disposition of any Facility (whether in one or a series of transactions), including accounts and notes receivable (with or without recourse) and sale-leaseback transactions.

                  "DOLLARS" and "$" - lawful money of the United States of America.

                  "DOLLAR AMOUNT" - (a) with respect to each Loan to be made, continued or converted in Dollars, the principal amount thereof, and (b) with respect to each Loan in Alternative Currency, the amount of Dollars into which the principal amount of such Loan may be converted on the date of determination at the spot rate at which Dollars are offered to the Agent in London for the Alternative Currency in which such Loan is or is to be denominated in an amount comparable to the amount of such Loan at approximately 11:00 A.M. (London time) two (2) Business Days before such date of determination.

                  "EBITDA" - for any period, with respect to Omega on a consolidated basis, determined in accordance with GAAP, the sum of net income (or net loss) for such period plus, the sum of all amounts treated as expenses for: (a) interest, (b) depreciation, (c) amortization, and (d) all accrued taxes on or measured by income to the extent included in the determination of such net income (or net loss); provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains.

                  "ELIGIBLE ASSIGNEE" - a commercial bank or other financial institution organized under the laws of the United States of America or any state and having a combined capital and surplus of at least One Hundred Million ($100,000,000) Dollars.

                  "ELIGIBLE HEALTHCARE ASSETS" - as of any date as of which the amount thereof is to be determined, an amount equal to the sum of:

                            (i) the lesser of the Appraised Value or purchase
price of each Facility owned entirely by a Borrower and leased to an Operator; plus

                            (ii) the lesser of the Appraised Value of any
Facility encumbered by a Mortgage or the outstanding principal amount of the Mortgage which encumbers any such Facility; provided, however, there shall be excluded from the calculation of Eligible Healthcare Assets:
                            (a) any Facility which has a Fixed Charge Coverage
of less than 1.10 to 1.00;

                            (b) any Investment which is delinquent for thirty
(30) days or more in payments to the Borrowers;

                            (c) any Construction Investment; and

                            (d) any Facility which is subject to any Lien other
than a Permitted Lien or a Mortgage referred to in clause (ii) above.

Notwithstanding clause (a) above, with respect to Pooled Facilities comprised of two (2) or more properties, any individual Facility which has a Fixed Charge Coverage of less than 1.10 to 1.00 may be included in the computation of Eligible Healthcare Assets if (1) the combined Fixed Charge Coverage of the Pooled Facilities of which such Facility is a part is greater than or equal to
1.10 to 1.00, and (2) each individual Facility which is a part of such Pooled Facilities has a Fixed Charge Coverage of not less than .75 to 1.00.

                  "EMPLOYEE BENEFIT PLAN" - any employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to ERISA and (a) is maintained for employees of Omega, or (b) with respect to which any Loan Party has any liability.

                  "ENTITLED PERSON" - as defined in subsection 2.12(b) hereof.

                  "ENVIRONMENTAL LAWS AND REGULATIONS" - all federal, state and local environmental laws, regulations, ordinances, orders, judgments and decrees applicable to the Borrowers or any other Loan Party, or any of their respective assets or properties.

                  "ENVIRONMENTAL LIABILITY" - any liability under any applicable Environmental Laws and Regulations for any disposal, release or threatened release of a hazardous substance pollutant or contaminant as those terms are defined under CERCLA, and any liability which would require a removal, remedial or response action, as those terms are defined under CERCLA, by any person or by any environmental regulatory body having jurisdiction over Omega and its Subsidiaries and/or any liability arising under any Environmental Laws and Regulations for Omega's or any Subsidiary's failure to comply with such laws and regulations, including without limitation, the failure to comply with or obtain any applicable environmental permit.


                  "ENVIRONMENTAL PROCEEDING" - any judgment, action, proceeding or investigation pending before any court or governmental authority, with respect to Omega or any Subsidiary and arising under or relating to any Environmental Laws and Regulations.

                  "ERISA" - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "ERISA AFFILIATE" - as applied to any Loan Party, any corporation, person or trade or business which is a member of a group which is under common control with any Loan Party, who together with any Loan Party, is treated as a single employer within the meaning of Section 414(b) - (o) of the Code and, if applicable, Section 4001(a)(14) and (b) of ERISA.

                  "EVENT OF DEFAULT" - as defined in Article 8 hereof.

                  "FACILITY" - a health care facility offering health care-related products and services, including any acute care hospital, rehabilitation hospital, nursing home, retirement center, long-term care facility, or medical office building, and facilities directly related thereto.

                  "FEDERAL FUNDS RATE" - for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Agent on such day on such transactions as reasonably determined by the Agent).

                  "FEE(S)" - as defined in subsection 2.8(e) hereof.

                  "FINANCIAL STATEMENTS" - the audited Consolidated Balance Sheets of Omega and its Subsidiaries as of December 31, 1996 and the related audited Consolidated Statements of Operations, Shareholders' Equity and Cash Flows for the fiscal year then ended, certified by Ernst & Young.

                  "FIXED CHARGE COVERAGE" - with respect to any Facility, the ratio of: (x) pre-tax net income plus Mortgage Expense (but excluding therefrom any amounts relating to principal), Lease Rental Expense, depreciation and amortization on the Facility and actual management fees paid to any Operator of such Facility less an imputed management fee equal to four (4%) percent of the net revenues of the Facility, to (y) the sum of Lease Rental Expense and Mortgage Expense; all of the foregoing calculated as at any date of determination thereof by reference to the four (4) fiscal quarters ended on such date of determination and based upon the financial statements (or cost reports, as the case may be) provided to Omega by each Operator for such four (4) fiscal quarters of each Operator (or if such financial statements or cost reports have not been so delivered to Omega, then based upon the financial statements or cost reports covering the most recent available four (4) fiscal quarters of any such Operator.

                  "FIXED RATE LOANS" - LIBOR Loans and Designated Rate Loans.

                  "FLEET" - Fleet Bank, N.A., a national banking association, in its capacity as a Bank or L/C Issuer hereunder.

                  "GAAP" - generally accepted accounting principles, as in effect in the United States.

                  "HAZARDOUS MATERIALS" - any toxic chemical, hazardous substances, contaminants or pollutants, medical wastes, infectious wastes, or hazardous wastes.

                  "HEALTHCARE ASSETS" - as of any date as of which the amount thereof is to be determined, the aggregate amount equal to the sum of:

                            (i) the lesser of the Appraised Value or purchase
price of each Facility owned entirely by a Borrower and leased to an Operator; plus

                            (ii) the lesser of the Appraised Value of any
Facility encumbered by a Mortgage or the outstanding principal amount of the Mortgage which encumbers any such Facility.

                  "INDEBTEDNESS" - with respect to any Person, all: (a) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (b) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (c) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (d) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

                  "INTEREST COVERAGE" - as at the last day of any fiscal quarter, the quotient, expressed as a percentage (which may be in excess of 100%), determined by dividing EBITDA by Interest Expense; all of the foregoing calculated by reference to the immediately preceding four (4) fiscal quarters of the Borrowers ending on such date of determination.

                  "INTEREST EXPENSE" - for any period, on a combined basis, the sum of all interest paid or payable (excluding unamortized debt issuance costs) on all items of Indebtedness of the Borrowers outstanding at any time during such period.

                  "INTEREST PERIOD" -

                  (a) with respect to any LIBOR Loan, each period commencing on the date such Loan is made or converted from a

Loan or Loans of another Type into a LIBOR Loan, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the same day 1, 2, 3 or 6 months thereafter, as the Borrowers may select as provided in
Section 2.3 hereof, except that each such Interest Period which commences on the last LIBOR Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBOR Business Day of the appropriate subsequent calendar month; and

                  (b) with respect to the Designated Rate Loan, the period commencing on the date set forth in the Designated Rate Notice through the Term Maturity Date.

Notwithstanding the foregoing: (a) each Interest Period that would otherwise end on a day which is not a LIBOR Business Day shall end on the next succeeding LIBOR Business Day (or, if such next succeeding LIBOR Business Day falls in the next succeeding calendar month, on the next preceding LIBOR Business Day); (b) with respect to LIBOR Loans, no more than six (6) Interest Periods for Credit Loans and no more than two (2) Interest Periods for Term Loans shall be in effect at the same time; (c) any Interest Period relating to a Credit Loan that commences before the Revolving Credit Commitment Termination Date shall end no later than the Revolving Credit Commitment Termination Date; (d) any Interest Period relating to the Term Loan(s) shall end no later than the Term Maturity Date; and (e) notwithstanding clauses (c) and (d) above, no Interest Period shall have a duration of less than one month. In the event that the Borrowers fail to select the duration of any Interest Period for any LIBOR Loan within the time period and otherwise as provided in Section 2.3 hereof, such LIBOR Loans will be automatically converted into a Prime Rate Loan on the last day of the preceding Interest Period for such LIBOR Loan.

                  "INTEREST RATE CONTRACTS" - interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance and other agreements or arrangements designed to provide protection against fluctuation in interest rates, in each case, in form and substance satisfactory to the Agent and, in each case, with counterparties satisfactory to the Agent.

                  "INVESTMENT" - a Facility or a Mortgage, individually or collectively, as the case may be.

                  "ISSUANCE REQUEST" - as defined in subsection 2.2(a) hereof.

                  "JUDGMENT CURRENCY" - as defined in subsection 2.12(b) hereof.

                  "LATEST BALANCE SHEET" - as defined in subsection 3.9(a) hereof.

                  "L/C(S)" - any irrevocable letter of credit issued by the L/C Issuer for the account of the Borrowers pursuant to subsection 2.2(a) hereof, in each case, as amended, supplemented or modified from time to time.

                  "L/C DOCUMENTS" - as defined in subsection 2.2(a) hereof.

                  "L/C FEE" - as defined in subsection 2.8(d) hereof.

                  "L/C FEE PERCENTAGE" - on any date, the applicable percentage set forth below based upon the Ratings in effect on such date:

                  Category 1

         Both of the following Ratings:

         BBB or higher by S&P; and
         Baa2 or higher by Moody's                              .875%

                  Category 2

         At least two of the following Ratings:

         BBB- by S&P
         Baa3 by Moody's
         BBB- by D&P                                           1.000%

                  Category 3

         Any one of the following Ratings:

         BBB- by S&P; or
         Baa3 by Moody's; or
         BBB- by D&P                                           1.125%

                  Category 4

         No investment grade Rating
         by S&P or Moody's or D&P                              1.500%

If any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the L/C Fee Percentage shall apply to all L/C Obligations during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

                  "L/C ISSUER" - Fleet in its individual capacity as issuer of L/Cs under this Agreement.

                  "L/C OBLIGATIONS" - as at any date, an amount equal to:
(a) the aggregate face amount (reduced by any partial drawing) of all L/Cs, plus
(b) all Unpaid Drawings.

                  "LEASE RENTAL EXPENSE" - for any period and with respect to any Facility, the total amount payable during such period by the lessee of such Facility to any Borrower, including, without limitation, (a) base rent (as adjusted from time to time), plus (b) all incremental charges to which the Facility is subject under the lease relating thereto.

                  "LENDING OFFICE" - with respect to each Bank, with respect to each Type of Loan, the Lending Office as designated for such Type of Loan below its name on the signature pages hereof or such other office of such Bank or of an affiliate of such Bank as it may from time to time specify to the Agent and the Borrowers as the office at which its Loans of such Type are to be made and maintained.

                  "LIBOR BASE RATE" - with respect to any LIBOR Loan, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one (1%) percent) quoted by the Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two
(2) LIBOR Business Days prior to the first day of such Interest Period as the rate at which the Reference Bank is offered deposits in the applicable Permitted Currency in the London interbank market where the LIBOR and foreign currency and exchange operations of the Reference Bank are customarily conducted, having terms of one (1), two (2), three (3) or six (6) months and in an amount comparable to the principal amount of the LIBOR Loan to be made by the Banks to which such Interest Period relates.

                  "LIBOR BUSINESS DAY" - a Business Day on which dealings in Dollar deposits and pounds sterling are carried out in the London interbank market.

                  "LIBOR LOAN(S)" - any Credit Loan or Term Loan denominated in a Permitted Currency the interest on which is determined on the basis of rates referred to in the definition of "LIBOR Base Rate" in this Article 1.

                  "LIBOR RATE" - for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one (1%) percent) determined by the Agent to be equal to: (a) the LIBOR Base Rate for such Loan for such Interest Period; divided by (b) one (1) minus the Reserve Requirement for such Loan for such Interest Period. The Agent shall use its best efforts to advise the Borrower of the LIBOR Rate as soon as practicable after each change in the LIBOR Rate; provided, however, that the failure of the Agent to so advise the Borrower on any one or more occasions shall not affect the rights of the Banks or the Agent or the obligations of the Borrowers hereunder.

                  "LIEN" - any mortgage, deed of trust, pledge, security interest, encumbrance, lien, claim or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "LOAN(S)" - as defined in subsection 2.1(b) hereof. Loans of different Types made or converted from Loans of other Types on the same day (or of the same Type but having different Interest Periods) shall be deemed to be separate Loans for all purposes of this Agreement.

                  "LOAN DOCUMENTS" - this Agreement, the Restated Notes, the L/C Documents, Interest Rate Contracts and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

                  "LOAN PARTY" - each Borrower and any other Person (other than the Banks and the Agent) which now or hereafter executes and delivers to any Bank or the Agent any Loan Document.

                  "LONG-TERM CARE FACILITIES" - health care facilities which are comprised of residential facilities providing extended care services meeting the medical, social and psychosocial needs of geriatric and other residents.

                  "MANDATORY BORROWING" - as defined in subsection 2.2(b)(ii) hereof.

                  "MATERIAL ADVERSE EFFECT" - any fact or circumstance which (a) materially and adversely affects the business, operation, property or financial condition of the Borrowers taken as a whole, or (b) has a material adverse effect on the ability of the Borrowers to perform their respective obligations under this Agreement, the Restated Notes or the other Loan Documents.

                  "MOODY'S" - Moody's Investors Service, Inc.

                  "MORTGAGE(S)" - mortgages of real property constituting a Facility for which any Borrower is the mortgagee.

                  "MORTGAGE EXPENSE" - for any period and with respect to any Facility, the total amount payable during such period by the mortgagor of such Facility to any Borrower, including, without limitation, (a) interest and principal (as adjusted from time to time) plus (b) all incremental charges to which the Facility is subject under the mortgage.

                  "MULTIEMPLOYER PLAN" - a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.

                  "NET ISSUANCE PROCEEDS" - in respect of any issuance of Indebtedness or equity, the proceeds in Cash received by Omega or any of its Subsidiaries upon or simultaneously with such issuance, net of direct costs of such issuance and any taxes paid or payable by the recipient of such proceeds.

                  "NET PROCEEDS" - in respect of any Disposition, the proceeds in Cash received by any of the Borrowers upon or simultaneously with such Disposition, net of (i) direct costs of such Disposition, (ii) any taxes paid or payable by the recipient of such proceeds, and (iii) amounts required to be applied to repay any Indebtedness secured by a lien on the asset which is the subject of the Disposition.

                  "NEW TYPE LOANS" - as defined in Section 2.22 hereof.

                  "OBLIGATIONS" - collectively, all of the Indebtedness, of the Borrowers to the Banks and the Agent, whether now existing or hereafter arising, whether or not currently contemplated, including, without limitation, those arising under the Loan Documents.

                  "OMEGA" - Omega Healthcare Investors, Inc., a Maryland corporation.

                  "OMEGA'S FIXED COVERAGE RATIO" - as at the last day of any fiscal quarter, with respect to the immediately preceding four (4) fiscal quarters of the Borrowers ending on such date, the ratio of (x) EBITDA, to (y) the sum of Interest Expense, cash dividends and Balloon Payments.

                  "OPERATOR" - (a) the lessee of any Facility owned or leased by a Borrower, and (b) the mortgagor of a Facility which is subject to a Mortgage to the extent that such entity controls the operation of the Facility.

                  "ORIGINATION FEE" - as defined in subsection 2.8(a) hereof.

                  "PAYOR" - as defined in Section 2.16 hereof.

                  "PBGC" - Pension Benefit Guaranty Corporation.

                  "PERMITTED CURRENCIES" - (a) Dollars with respect to Prime Rate Loans, and (b) Dollars or any Alternative Currency with respect to LIBOR Loans.

                  "PERMITTED LIENS" - as to any Person: (a) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness of such Person), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of Cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (b) liens imposed by law, including without limitation, carriers', warehousemen's, materialmen's and mechanics' liens, or liens arising out of judgments or awards or judicial attachment liens against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; (c) liens for taxes not yet subject to penalties for non-payment and liens for taxes the payment of which is being contested as permitted by Section 6.6 hereof; (d) non-consensual liens that have been bonded within thirty (30) days after notice of such lien(s) by a Person (not an Affiliate of a Borrower) reasonably satisfactory to the Required Banks in an aggregate amount secured by all such liens not in excess of $5,000,000; and (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in this clause (e) do not in the aggregate materially impair the value of the properties to which they relate or materially impair their use in the operation of the business taken as a whole of such Person, and as to all the foregoing only to the extent arising and continuing in the ordinary course of business.

                  "PERSON" - an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "PLAN" - at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (a) maintained by Omega or any member of the Controlled Group for employees of Omega, or by Omega for any other member of such Controlled Group, or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which Omega or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "POOLED FACILITIES" - (i) Facilities which are commonly owned or operated by one Operator or a Subsidiary thereof (as selected by the Borrowers), and the debt financings or leases of which are cross-defaulted and, with respect to Mortgages, are cross-collateralized, (ii) the Facilities (or a group thereof as selected by the Borrowers) comprising the "Vencor Mortgage Pool" referred to on Schedule 7.8 hereof, and (iii) the Facilities (or a group thereof as selected by the Borrowers) acquired by Omega in connection with the merger of Health Equity Properties, Inc. referred to on Schedule 3.13 hereof.

                  "POST-DEFAULT RATE" - (a) in respect of any Loans, a rate per annum equal to: (i) if such Loans are Prime Rate Loans, two (2%) percent above the Alternate Base Rate as in effect from time to time for Prime Rate Loans, or
(ii) if such Loans are Fixed Rate Loans, two (2%) percent above the rate of interest in effect thereon at the time of the Event of Default that resulted in the Post-Default Rate being instituted until the end of the then current Interest Period therefor and, thereafter, two (2%) above the Alternate Base Rate as in effect from time to time; and (b) in respect of other amounts payable by the Borrowers hereunder (other than interest), equal to two (2%) above the Alternate Base Rate as in effect from time to time.

                  "PRIME RATE" - the variable per annum rate of interest so designated from time to time by Fleet as its prime rate. Notwithstanding the foregoing, the Borrowers acknowledge that the Prime Rate is a reference rate and Fleet may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

                  "PRIME RATE LOANS" - Loans that bear interest at a rate based upon the Alternate Base Rate.

                  "PRINCIPAL OFFICE" - the principal office of Fleet presently located at 10 Exchange Place, Jersey City, New Jersey 07302.

                  "PROJECTIONS" - the projections relating to Omega and its Subsidiaries for the three (3) year period 1997-1999, including balance sheets, statements of operations and cash flows (together with related assumptions) as furnished by Omega to the Agent.

                  "PROPERTY" - any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "QUARTERLY DATES" - the first day of each October, January, April and July, the first of which shall be the first such day after the date of this Agreement, provided that, if any such date is not a LIBOR Business Day, the relevant Quarterly Date shall be the next succeeding LIBOR Business Day (or, if the next succeeding LIBOR Business Day falls in the next succeeding calendar month, then on the next preceding LIBOR Business Day).

                  "RATINGS" - shall mean the ratings from time to time established by the Rating Agencies for senior, unsecured, non-credit enhanced long-term debt of Omega.

                  "RATINGS AGENCIES" - Moody's, S&P and D&P.

                  "REFERENCE BANK" - a bank appearing on the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks); provided, that, if no such offered rate shall appear on such display, "Reference Bank" shall mean a bank in the London interbank market as selected by the Agent.

                  "REGULATION D" - Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  "REGULATORY CHANGE" - as to any Bank, any change after the date of this Agreement in United States federal, or state, or foreign, laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Loan)) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, or state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "REIT STATUS" - with respect to any Person, (a) the qualification of such Person as a real estate investment trust under Sections 856 through 860 of the Code, and (b) the applicability to such Person and its shareholders of the method of taxation provided for in Sections 857 et seq. of the Code.

                  "REQUIRED BANKS" - at any time, Banks having at least 66-2/3% of the Total Commitment hereunder, or if the Total Commitment has been terminated at such time, Banks having at least 66-2/3% of the aggregate principal amount of Loans outstanding.

                  "REQUIRED PAYMENT" - as defined in Section 2.16 hereof.

                  "RESERVE REQUIREMENT" - for any LIBOR Loans for any quarterly period (or, as the case may be, shorter period) as to which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion ($1,000,000,000) Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (a) any category of liabilities which includes deposits by references to which the LIBOR Rate for LIBOR Loans is to be determined as provided in the definition of "LIBOR Base Rate" in this Article 1, or (b) any category of extensions of credit or other assets which include LIBOR Loans.

                  "RESTATED CREDIT NOTES" - as defined in subsection 2.5(b) hereof.

                  "RESTATED NOTES" - as defined in subsection 2.5(b) hereof.

                  "RESTATED TERM NOTES" - as defined in subsection 2.5(a) hereof.

                  "REVOLVING CREDIT COMMITMENT" - as to each Bank, the obligation of such Bank to make Credit Loans and/or participate in the Letter of Credit Documents issued on behalf of the Borrowers hereunder in the aggregate amount, if any, set forth opposite such Bank's name on the signature pages hereof under the caption "Revolving Credit Commitment" as such amount is subject to increase or reduction in accordance with the terms hereof.

                  "REVOLVING CREDIT COMMITMENT TERMINATION DATE" - October 1, 2000.


                  "S&P" - Standard and Poor's Corporation.

                  "SPECIFIED CURRENCY" - as defined in subsection 2.12(b) hereof.

                  "SPECIFIED PLACE" - as defined in subsection 2.12(b) hereof.

                  "SUBSIDIARY" - with respect to any Person, any corporation, partnership, joint venture or other entity, whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, (b) in the case of a partnership or other entity, in which such Person is a general partner or of which a majority of the partnership or other equity interests are at the time owned by such Person and/or one or more of its Subsidiaries, or (c) in the case of a joint venture, in which such Person is a joint venturer and of which a majority of the ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of Omega.

                  "TANGIBLE NET WORTH" - the sum of capital surplus, earned surplus and capital stock, minus deferred charges, intangibles and treasury stock, all as determined in accordance with GAAP consistently applied.

                  "TERM COMMITMENT" - as to each Bank, the obligation of such Bank to make Term Loan(s) in the aggregate Dollar Amount, if any, set forth opposite such Bank's name on the signature pages hereof under the caption "Term Commitment".

                  "TERM LOAN(S)" - as defined in subsection 2.1(a) hereof.

                  "TERM MATURITY DATE" - October 1, 2000.

                  "TEST PERIOD" - as defined in subsection 2.7(d) hereof.

                  "TOTAL COMMITMENT" - the aggregate obligation of the Banks to make Loans and/or issue or participate in the L/C Documents hereunder up to the aggregate amount of Two Hundred Million ($200,000,000) Dollars.

                  "TOTAL REVOLVING CREDIT COMMITMENT" - the aggregate obligation of the Banks to make Credit Loans and/or issue or participate in the L/C Documents hereunder up to the aggregate amount of One Hundred Seventy-Five Million ($175,000,000) Dollars, as such amount may be increased or reduced in accordance with the terms hereof.

                  "TOTAL TERM COMMITMENT" - the aggregate obligation of the Banks to make Term Loans up to the aggregate Dollar Amount of Twenty-Five Million ($25,000,000) Dollars.

                  "TYPE" - refers to the characteristics of a Loan as a Prime Rate Loan or a Fixed Rate Loan for a particular Interest Period in a particular Permitted Currency. All Prime Rate Loans are of the same Type. All Fixed Rate Loans with identical interest rates and Interest Periods and in the same currency are of the same Type. All other Loans are of different Types. Interest Periods are identical if they begin and end on the same days.

                  "UNPAID DRAWINGS" - any payment or disbursement made by the L/C Issuer with respect to a L/C and not reimbursed by the Borrowers.

                  "UNUSED COMMITMENT" - as at any date, for each Bank, the difference, if any, between: (a) the amount of such Bank's Revolving Credit Commitment as in effect on such date, and (b) the then aggregate outstanding principal Dollar Amount of all Credit Loans made by such Bank and such Bank's pro rata share of all L/C Obligations.

                  SECTION 1.2 GAAP. Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.




                  SECTION 1.3       CERTAIN CALCULATIONS.

                  (a) Except in the circumstances set forth in subsection 1.3(b) below, for the purposes of determining the amount of outstanding Indebtedness or any other obligations or liabilities of Omega or any of its Subsidiaries or any other Person, or the amount or value of any investments or assets of or obligations owed to Omega or any of its Subsidiaries or any other Person, or the amount of any other item included in the financial statements of Omega or any of its Subsidiaries or any other Person (each of the foregoing being a "CALCULATION ITEM"), if such Calculation Item is owed or otherwise recorded or measured in Alternative Currency, the amount or value of the Calculation Item shall be calculated in U.S. Dollars and shall be the amount of U.S. Dollars that can be purchased with such Alternative Currency calculated on the basis of the Agent's spot rate of exchange for the purchase of U.S. Dollars with the Alternative Currency on the date such calculation is to be made; provided that notwithstanding the continuous nature of certain representations and covenants in this Agreement, unless requested to do so by Agent or unless the Borrowers are aware of any material currency movement or other circumstance which would be reasonably likely to have an effect on their ability to satisfy any such representation or covenant, the Borrowers shall not be required to make such calculation with respect to such representations and covenants at any time other than in connection with the delivery of a Borrowing Base Certificate or the delivery of a Compliance Certificate; provided further that even if not required to make such calculations, nothing in this subsection 1.3(a) shall be construed to in any way limit the Borrowers' obligations to satisfy all such representations and covenants in accordance with their terms.

                  (b) The Agent shall calculate the Dollar Amount of Loans denominated in Alternative Currency: (i) as often as the Agent considers it necessary or desirable to make such calculation to monitor compliance by the Borrowers with the limits set forth in Section 2.1 and the Agent shall notify the Borrowers if, based on such calculation, the Borrowers are in compliance with the requirements of Section 2.1 as to the maximum aggregate outstanding principal amount of Credit Loans denominated in Alternative Currency; (ii) on any proposed borrowing date to determine whether, after giving effect to a proposed borrowing, the Borrowers will be in compliance with the requirements of
Section 2.1; (iii) on any proposed continuation or conversion date under Section
2.18 to determine whether, after giving effect to such proposed continuation or conversion, the Borrowers will be in compliance with the requirements of Section 2.1, and (iv) if any Loans denominated in Alternative Currency are outstanding, as necessary for the purpose of calculating the Commitment Fee payable under subsection 2.8(b); provided that any failure by the Agent to make such calculations or provide the information under this subsection 1.3(b) shall not affect the obligations of the Borrowers to comply with the limits set forth in
Section 2.1 or otherwise to satisfy all representations and covenants made by them in this Agreement.

         ARTICLE 2. COMMITMENTS; LOANS.

                  SECTION 2.1 LOANS.

                  (a) TERM LOANS.

                            (i) Pursuant to the Original  Loan  Agreement,  each
Bank severally agreed, on the terms and subject to the conditions of the Original Loan Agreement, to make joint and several term loans (individually, a "TERM LOAN" and, collectively, the "TERM LOANS") to the Borrowers in the Alternative Currency in an aggregate principal Dollar Amount at any one time outstanding up to, but not exceeding, such Bank's Term Commitment. In connection therewith, the Borrowers hereby acknowledge and confirm that as of the date hereof (i) the full amount of the Total Term Commitment has been borrowed and remains outstanding, (ii) such indebtedness is being amended pursuant hereto, and (iii) the "Term Notes" evidencing the outstanding Term Loans are, concurrently herewith, being replaced in the form of the Restated Term Notes hereinafter referred to in subsection 2.5(a) hereof.

                            (ii) The Term Loans may be prepaid at any time and
from time to time, in whole or in part, upon prior written notice to the Agent as provided in Section 2.3 hereof, without premium or penalty except as otherwise provided in Section 2.23 hereof and any amounts so prepaid (whether voluntary or mandatory) may not be reborrowed hereunder.

                            (iii) In the event the Total Term Commitment is
terminated and the full amount of the outstanding Term Loans are repaid in full, then concurrently therewith at the option of the Borrowers, the Revolving Credit Commitment of each Bank which previously maintained a Term Commitment shall be increased by the amount of such Bank's terminated Term Loan Commitment (which increase may be denominated in the Alternative Currency up to the Dollar Amount of $25,000,000). Simultaneously with such increase: (A) the Borrowers shall execute and deliver to each such Bank a substituted Restated Credit Note effective as of the date of such increase, which shall be in substitution for and replacement of the Restated Credit Note, if any, held by such Bank, (B) the Total Revolving Credit Commitment shall be increased by the amount of the terminated Total Term Commitment, and (C) the Revolving Credit Commitment of each such Bank set forth opposite it's name on the signature pages hereto shall be deemed increased by the amount of such Bank's terminated Term Commitment.

                  (b)      CREDIT LOANS.

                            Each Bank hereby severally agrees, on the terms and
subject to the conditions of this Agreement, to make joint and several loans (individually a "CREDIT LOAN", collectively, the "CREDIT LOANS"; the Term Loans and the Credit Loans are hereinafter sometimes referred to individually as a "LOAN" and collectively as the "LOANS") to the Borrowers during the Credit Period to and including the Revolving Credit Commitment Termination Date in any one or more of the Permitted Currencies in an aggregate principal Dollar Amount at any one time outstanding up to, but not exceeding, the Revolving Credit Commitment of such Bank as then in effect; provided, however, that the sum of
(x) the aggregate principal Dollar Amount of Credit Loans at any one time outstanding, and (y) L/C Obligations, shall not exceed the lesser of (i) the Borrowing Base, or the Total Revolving Credit Commitment, as each is then in effect; and provided, further, in no event shall the aggregate outstanding principal amount of Credit Loans denominated in Alternative Currency at any time exceed the Dollar Amount of $25,000,000 except as otherwise provided in subsection 2.1(a)(iii) above in which event the aggregate principal amount of Credit Loans denominated in Alternative Currency at any time shall not exceed the Dollar Amount of $50,000,000. Subject to the terms of this Agreement, including the borrowing limitation referred to above, during the Credit Period the Borrowers may borrow, repay and reborrow Credit Loans.

                  (c) The parties hereto acknowledge that, as of the date hereof, (i) the principal amount of Six Million Five Hundred Thousand ($6,500,000) Dollars in "Credit Loans" under the Original Loan Agreement is outstanding, (ii) such indebtedness is being amended pursuant hereto, and (iii) the "Credit Notes" evidencing the outstanding Credit Loans under the Original Loan Agreement are, currently herewith, being replaced in the form of the Restated Credit Notes hereinafter referred to in subsection 2.5(b) hereof.

                               SECTION 2.2      LETTERS OF CREDIT.

                  (a)  ISSUANCE.

                            (i) Subject to the terms and conditions of this
Agreement, the Borrowers may request that the L/C Issuer, in its individual capacity, issue L/Cs to beneficiaries designated by the Borrowers pursuant to an Application and other documentation in form and substance satisfactory to the L/C Issuer (collectively, the "L/C DOCUMENTS"). Each L/C shall be deemed to be a utilization of the Revolving Credit Commitment of each Bank in an amount equal to each Bank's pro rata share of the face amount of each L/C.

                           (ii) Each L/C Document shall provide that drafts
drawn thereunder shall be payable on sight (but in no event later than the Revolving Credit Commitment Termination Date). The maximum aggregate face amount of L/C's issued and outstanding at any one time hereunder shall not exceed Fifteen Million ($15,000,000) Dollars and all L/C's shall be denominated in Dollars.

                            (iii) The Borrowers shall give notice to the L/C
Issuer of a request for issuance of any L/C not less than ten (10) Business Days prior to the proposed issuance date (which prescribed time period may be waived at the option of the L/C Issuer in the exercise of its sole discretion). Each such notice (an "ISSUANCE REQUEST") shall specify: (1) the requested date of such issuance (which shall be a Business Day); (2) the maximum face amount of such L/C; (3) the expiration date of such L/C; (4) the purpose of such L/C; (5) the name and address of the beneficiary of such L/C; and (6) the required documents under any such L/C.

                            (iv) Each L/C shall be issued by the L/C Issuer,
subject to the payment by the Borrowers of the standard issuance fees and charges customarily imposed by the L/C Issuer in connection with the issuance thereof, pursuant to the L/C Issuer's standard form of application for such L/C Documents (each, an "APPLICATION" and collectively, the "APPLICATIONS") executed by the Borrowers. In the event that any term or condition set forth in any Application shall be inconsistent with the terms and conditions of this Agreement, the terms and conditions herein set forth shall prevail.

                            (v) Notwithstanding the foregoing, the L/C Issuer
shall not be under any obligation to issue any L/C Document if at the time of such issuance any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the L/C Issuer from issuing such L/C Documents or any requirement of law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from the issuance of letters of credit generally or any such L/C Documents in particular, or shall impose upon the L/C Issuer with respect to any L/C Documents any requirement (for which the L/C Issuer is not otherwise compensated) not in effect on the date hereof.

                  (b)  REPAYMENT; MANDATORY BORROWINGS.

                            (i) The Borrowers shall be obligated pursuant to
each Application to reimburse the L/C Issuer immediately in immediately available funds at the Principal Office for sight drafts drawn under any L/C Document.

                            (ii) If any drawing under a L/C shall not be
reimbursed on the date when due, provided that an event of the type set forth in subsection 8.6(a) has not occurred, the Borrowers' reimbursement obligation in respect of such Unpaid Drawing shall be funded on such date with the borrowing of a Loan (each such borrowing a "MANDATORY BORROWING") in the full amount of the Unpaid Drawings from all Banks based on each Bank's pro rata share of the Total Revolving Credit Commitment. The L/C Issuer shall promptly notify the Agent of the amount of such Unpaid Drawings and the Agent shall promptly notify the Banks of the amount of each such Mandatory Borrowing not later than 12:00 noon (New York City time) on the date on which such Mandatory Borrowing is to be made. Provided that an event of the type set forth in subsection 8.6(a) has not occurred, each such Bank hereby irrevocably agrees to make Credit Loans pursuant to each Mandatory Borrowing in the amount, and not later than 5:00 p.m. (New York City time), on the date, and in the manner specified in the preceding sentence, notwithstanding that the amount of the Mandatory Borrowing may not comply with the minimum amount for borrowings otherwise required hereunder. In the event that the Agent delivers the above-described notice to any Bank later than 12:00 noon (New York City time) on the date of the required Mandatory Borrowing, then such Bank shall not be obligated to effect such Mandatory Borrowing until the next succeeding Business Day (but not later than 5:00 p.m. (New York City time)).

                            (iii) Notwithstanding the foregoing, in the event
that at any time when a draft is drawn under a L/C Document, there are not sufficient funds in any account of the Borrowers with the L/C Issuer or sufficient availability to permit creation of Credit Loans sufficient to fund payment of the draft(s) in accordance with its terms, any funds advanced by the L/C Issuer and the other Banks in payment thereof shall be due and payable immediately and shall bear interest until paid in full at the Post-Default Rate, such interest to be payable on demand. In the event of any conflict or discrepancy between the terms provided herein and the terms established by the L/C Issuer in its Application or otherwise and this Loan Agreement, the terms provided herein shall prevail.

                  (c) GENERAL UNCONDITIONAL OBLIGATIONS. The obligations of the Borrowers under this Agreement, the Applications and any other agreement, instrument or document relating to reimbursement or payment of Unpaid Drawings shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the L/C Documents, under all circumstances whatsoever, including, without limitation, the following circumstances, whether relating to any one or more L/C Documents:

                            (i) any agreement between the Borrower(s) and any
beneficiary or any agreement or instrument relating thereto (the "BENEFICIARY DOCUMENTS") proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect;

                            (ii) any amendment or waiver of or any consent to
departure from all or any of the Beneficiary Documents;

                           (iii) the existence of any claim, setoff, defense
or other rights which the Borrower(s) may have at any time against any beneficiary or any transferee of any L/C Document (or any persons or entities for whom any beneficiary or any such transferee may be acting), the L/C Issuer, any other Bank, the Agent or any other person or entity, whether in connection with the Agreement, the Beneficiary Documents or any unrelated transaction;

                            (iv) any demand presented under any L/C Document (or
any endorsement thereon) proving to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein being inaccurate in any respect whatsoever;

                            (v) the use to which any L/C Document may be put or
any acts or omission of any beneficiary in connection therewith; or

                            (vi) any other circumstances or happening
whatsoever, whether or not similar to any of the foregoing.

                  (d)       PARTICIPATIONS BY BANKS.

                            (i) On the date of issuance of each L/C, the L/C
Issuer thereof shall be deemed irrevocably and unconditionally to have sold and transferred to each Bank (excluding, for all purposes of this paragraph (i), the L/C Issuer, which shall retain a portion equal to its pro rata share of the Total Revolving Credit Commitment) without recourse or warranty, and each Bank shall be deemed to have irrevocably and unconditionally purchased and accepted from the L/C Issuer, an undivided interest and participation, to the extent of such Bank's pro rata share of the Total Revolving Credit Commitment in effect on the date of such issuance, in such L/C, each substitute therefor, each drawing made thereunder, the related Applications and all Obligations relating thereto and all Loan Documents supporting, or otherwise benefitting the payment of such Obligations.

                            (ii) In the event that any Unpaid Drawing is not
paid to the L/C Issuer with respect to any L/C Document in full immediately or by a Mandatory Borrowing from all the Banks, the L/C Issuer shall promptly notify the Agent to that effect, and the Agent shall promptly notify the Banks of the amount of such Unpaid Drawing and each such Bank shall immediately pay to the Agent, for immediate payment to the L/C Issuer, in lawful money of the United States and in immediately available funds, an amount equal to such Bank's ratable portion of the amount of such Unpaid Drawing.


                            (iii) The obligation of each Bank to make Credit
Loans in respect of each Mandatory Borrowing and to make payments under the preceding subparagraph (d)(ii) shall be absolute and unconditional and irrevocable and not subject to any qualification or exception whatsoever (except as set forth in this subsection 2.2(d)(iii)), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and shall not be subject to any conditions set forth in Article 4 hereof or otherwise affected by any circumstance including, without limitation: (1) the occurrence or continuance of a Default or Event of Default (except that the Banks shall not, and shall not have any obligation to, make any Credit Loan in respect of a Mandatory Borrowing after an event of the type specified in subsection 8.6(a) hereof has occurred); (2) any adverse change in the business condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party; (3) any breach of this Agreement or any Application or other Loan Documents by the Borrowers; (4) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrowers may have at any time against the L/C Issuer, any other Bank, or any beneficiary named in any L/C Document in connection herewith or otherwise; (5) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (6) any lack of validity or enforcement of this Agreement or any of the Loan Documents; (7) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, provided that such circumstances or happenings shall not have constituted gross negligence or willful misconduct of the L/C Issuer. The Borrowers agree that any Bank purchasing a participation in any L/C Document from the L/C Issuer may, to the fullest extent permitted by law, exercise all of its rights of payment with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation.

                            (iv) If the L/C Issuer receives a payment on account
of an Unpaid Drawing with respect to any L/C Document as to which any other Bank has funded its participation pursuant to subparagraph (d)(iii) above, the L/C Issuer shall, within one Business Day, pay to the Agent, and the Agent shall, within one Business Day, pay to each Bank which funded its participation therein, in lawful money of the United States and in the kind of funds so received, an amount equal to such Bank's ratable share thereof.

                            (v) If any payment received on account of any
reimbursement obligation with respect to any L/C Document and distributed to a Bank as a participant under paragraph (iv) is thereafter recovered from the L/C Issuer thereof in connection with any bankruptcy or insolvency proceeding relating to the Borrower(s) or otherwise, each Bank which received such distribution shall, upon demand by the Agent, repay to the L/C Issuer such Bank's ratable share of the amount so recovered together with an amount equal to such Bank's ratable share (according to the proportion of (1) the amount of such Bank's required repayment to (2) the total amount so recovered) of any interest or other amount paid or payable by the L/C Issuer in respect of the total amount so recovered.

                  (e) NON-LIABILITY. The Borrowers assume all risks of the acts or omissions of any beneficiary or transferee of any L/C Document with respect to its use thereof. None of the Agent, the L/C Issuer, or any other Bank, nor any of their respective officers or directors, shall be liable or responsible for: (1) the use that may be made of any L/C Document or any acts or omissions of any beneficiary or transferee in connection therewith; (2) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (3) payment by the L/C Issuer against presentation of documents that do not comply with the terms of the L/C Documents issued by the L/C Issuer, except that the Borrowers shall have a claim against the L/C Issuer, and the L/C Issuer shall be liable to the Borrowers, to the extent of any direct, but not consequential, damages suffered by the Borrowers that the Borrowers prove were caused solely by (A) the L/C Issuer's willful misconduct or gross negligence in determining whether documents presented under any L/C Document comply with the terms of such L/C Document or (B) the L/C Issuer's willful failure to make lawful payment under a L/C Document after the presentation to it of a draft and documents and/or certificates strictly complying with the terms and conditions thereof; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such L/C Document or of the proceeds thereof; and (6) for any consequence arising from causes beyond the control of the L/C Issuer, including, without limitation, any government acts. The Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce shall be deemed a part of this Section 2.2 as if incorporated herein in all respects and shall apply to the L/Cs.

                  (f) INDEMNIFICATION. In addition to amounts payable as elsewhere provided in this Agreement, without duplication, the Borrowers agree to indemnify and save harmless the Agent and each Bank including the L/C Issuer from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which such Agent, Bank or L/C Issuer may incur or be subject to as a consequence, direct or indirect, of the issuance of any L/C Document or any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain the L/C Issuer or the Agent from paying any amount under any L/C Document or the failure of the L/C Issuer to honor a drawing under any L/C Document issued by such Issuer as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, except that no such Person shall be entitled to indemnification for matters caused solely by such Person's gross negligence or willful misconduct. Without modifying the foregoing, and anything contained herein to the contrary notwithstanding, the Borrowers shall cause each L/C issued for its account to be canceled and returned to the L/C Issuer thereof on or before its expiration date.

                  SECTION 2.3   NOTICES RELATING TO LOANS.

                  The Borrowers shall give the Agent written notice of each termination or reduction of the Commitments, each borrowing, conversion, repayment and prepayment of each Loan and of the duration of each Interest Period applicable to each LIBOR Loan (in each case, a "BORROWING NOTICE"). Each such written notice shall be irrevocable and shall be effective only if received by the Agent not later than 11 a.m., New York City time (except as otherwise specified in subsection (d) below with respect to Designated Rate Loans), on the date that is:

                  (a) In the case of each notice of termination or reduction of the Commitments, five (5) Business Days prior to the date of the related termination or reduction;

                  (b) In the case of each notice of borrowing and repayment of, or conversion into, Prime Rate Loans, the same

Business Day of the related borrowing or repayment or conversion;

                  (c) In the case of each notice of borrowing or repayment of, or conversion into, LIBOR Loans, or the duration of an Interest Period for LIBOR Loans, three (3) LIBOR Business Days prior to the date of the related borrowing, repayment or conversion or the first day of such Interest Period with respect to LIBOR Loans denominated in Dollars, and four (4) LIBOR Business Days with respect to LIBOR Loans denominated in Alternative Currency; and



                  (d) In the case of each notice of prepayment of, or conversion into, Designated Rate Loans, not less than four (4) LIBOR Business Days prior to the requested date of conversion or related date of prepayment. Upon the Agent's receipt of the Borrowing Notice with respect to the conversion into the Designated Rate Loan, the Agent shall thereafter notify the Borrowers, which notice may be telephonic or written (the "DESIGNATED RATE NOTICE") of the interest rate that the Banks are willing to make available to the Borrower with respect to the Interest Period for the Term Loan. Upon the Borrowers' receipt of the Designated Rate Notice, the Borrowers may choose to accept the terms set forth therein by delivering to the Agent not later than one-half (1/2) of one hour after the time of the Agent's Designated Rate Notice, a written acceptance thereof (which acceptance may be by telephone, if it is followed by written confirmation given no later than the next Business Day). Notwithstanding anything to the contrary contained in this Agreement, in the event the Borrowers elect to convert the Term Loans into a Designated Rate Loan, such conversion shall be of the entire outstanding principal balance of the Term Loan as at the related date of conversion.

                  Each such notice of termination or reduction shall specify the amount thereof. Each such notice of borrowing, conversion, repayment or prepayment shall specify the amount (subject to Section 2.1 hereof) and Type of Loans to be borrowed, converted, repaid or prepaid (and, in the case of a conversion, the Type of Loans to result from such conversion), the date of borrowing, conversion, repayment or prepayment (which shall be: (i) a Business Day in the case of each borrowing or repayment of Prime Rate Loans, and (ii) a LIBOR Business Day in the case of each borrowing, prepayment, or repayment of Fixed Rate Loans and each conversion of or into a Fixed Rate Loan). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall notify the Banks of the content of each such Borrowing Notice promptly after its receipt thereof.

                  SECTION 2.4       DISBURSEMENT OF LOAN PROCEEDS

                  The Borrowers shall give the Agent notice of each borrowing hereunder as provided in Section 2.3 hereof and the Agent shall promptly notify the Banks thereof. Not later than 11:00 a.m., New York City time, on the date specified for each borrowing hereunder, each Bank shall transfer to the Agent, by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Loan to be made by it on such date, and the Agent, upon its receipt thereof, shall disburse such sum to the Borrowers by depositing the amount thereof in an account of the Borrowers, or any of them, designated by the Borrowers maintained with the Agent.

                  SECTION 2.5       RESTATED NOTES.

                  (a) The Term Loan made by each Bank shall be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A-1 annexed hereto (each, a "RESTATED TERM NOTE" and, collectively, the "RESTATED TERM NOTES"). Each Restated Term Note shall be dated the date hereof, shall be payable to the order of such Bank in a principal amount equal to such Bank's Term Commitment, and shall otherwise be duly completed. The Restated Term Notes shall be subject to repayment as provided in
Section 2.1 and 2.6 hereof.

                  (b) The Credit Loans made by each Bank shall be evidenced by a single joint and several promissory note of the Borrowers in substantially the form of Exhibit A-2 hereto (each, a "RESTATED CREDIT NOTE" and collectively, the "RESTATED CREDIT NOTES"; the Term Notes and the Credit Notes are hereinafter sometimes referred to individually as a "RESTATED NOTE" and collectively as the "RESTATED NOTES"). Each Restated Credit Note shall be dated the date hereof, shall be payable to the order of such Bank in a principal amount equal to such Bank's Revolving Credit Commitment as originally in effect, and shall otherwise be duly completed. The Restated Credit Notes shall be payable as provided in Sections 2.1 and 2.6 hereof.

                  (c) Each Bank shall enter on a schedule with respect to its Restated Note(s) a notation with respect to each Loan made hereunder of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The failure of any Bank to make a notation on any such schedule as aforesaid shall not limit or otherwise affect the joint and several obligation of the Borrowers to repay the Loans in accordance with their respective terms as set forth herein.

                  (d) Each Bank shall, upon receipt from the Borrowers of a Restated Term Note or Restated Credit Note, as the case may be, mark each "Note" held by it pursuant to the Original Loan Agreement, "Replaced by Restated Note" and return such Note(s) as so marked to the Borrowers.

                  SECTION 2.6       PAYMENT OF LOANS; VOLUNTARY CHANGES IN

                                    COMMITMENT; MANDATORY REPAYMENTS .

                  (a) (i) All outstanding Credit Loans shall be paid in full not later than the Revolving Credit Commitment Termination Date.

                       (ii) The outstanding principal amount of the Term Loans shall be paid in full in one installment on the Term Maturity Date.

                  (b) The Borrowers shall be entitled to terminate or reduce the Total Commitment and repay or prepay the principal amount of the Loans provided that the Borrowers shall give notice of such termination, reduction, prepayment or repayment to the Agent as provided in Section 2.3 hereof and that any repayment or prepayment or partial reduction of the Total Commitment shall be in the minimum aggregate Dollar Amount of Three Million ($3,000,000) Dollars and Dollar Amount multiples of One Million ($1,000,000) Dollars in excess thereof. Any such termination or reduction shall be permanent and irrevocable. Any repayment of a Fixed Rate Loan shall be on the last day of the relevant Interest Period and all repayments or prepayments of principal (whether mandatory or voluntary) shall be applied first to Prime Rate Loans, then to the fewest number of Types of LIBOR Loans as possible and then to the Designated Rate Loans. Each partial reduction of the Total Commitment shall be applied to the Total Revolving Commitment or the Total Term Commitment, as the case may be, pro rata according to each Bank's respective Commitment (with a proportionate reduction of the amount of the Revolving Credit Commitments otherwise available for the borrowing of Credit Loans denominated in Alternative Currency).

                  (c) Notwithstanding any other provision of this Agreement, the Loans shall be repaid as and when necessary to cause the aggregate principal Dollar Amount of (x) Loans outstanding, plus (y) L/C Obligations not to exceed the lesser of (i) the Borrowing Base, or (ii) the Total Commitment, as at any date of determination thereof.

                  (d) If any of the Borrowers shall at any time agree to a Disposition, the Borrowers shall promptly notify the Agent of such Disposition and repay the Loans in an amount equal to the aggregate Net Proceeds of such Disposition immediately upon receipt thereof.

                  (e) If Omega (or any of its Subsidiaries) shall make any public or private issuance of Indebtedness or equity (other than in connection with any dividend reinvestment program(s)), Omega shall promptly notify the Agent of such issuance and repay the Credit Loans in an amount equal to the aggregate Net Issuance Proceeds of such issuance immediately upon receipt thereof.

                  SECTION 2.7       INTEREST .

                  (a) The Borrowers shall pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

                            (i) During such periods that such Loan is a Prime
Rate Loan, the Alternate Base Rate;

                            (ii) During such periods that such Loan is a LIBOR
Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period plus the Applicable Margin; and

                            (iii) During the period (if any) that the Term Loan
is a Designated Rate Loan, for the Interest Period relating thereto, the Designated Rate plus the Applicable Margin as in effect on the first day of such Interest Period.

                  (b) Notwithstanding the foregoing, the Borrowers shall pay interest on any Loan or any installment thereof, and on any other amount (including Unpaid Drawings) payable by the Borrowers hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at the applicable Post-Default Rate.

                  (c) Except as provided in the next sentence, accrued interest on each Loan shall be payable: (i) in the case of each Prime Rate Loan and the Designated Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period for such Loan (and, if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period), and (iii) in the case of any Loan, upon the payment, repayment or prepayment thereof or the conversion thereof into a Loan of another Type (but only on the principal so paid, repaid or converted). Interest that is payable at the Post-Default Rate shall be payable from time to time on demand of the Agent. Promptly after the establishment of any interest rate provided for herein or any change therein, the Agent will notify the Banks and the Borrowers thereof, provided that the failure of the Agent to so notify the Banks and the Borrowers shall not affect the obligations of the Borrowers hereunder or under any of the Restated Notes in any respect.

                  (d) In addition to the interest accruing under subsection (a) above, in the event the sum of the daily average Dollar Amount of the outstanding Credit Loans and L/C Obligations exceeds 50% of the Total Revolving Credit Commitment for any period in excess of twelve (12) consecutive months (each, a "TEST PERIOD"), the Borrowers shall pay additional interest on the daily average Dollar Amount of the Credit Loans outstanding during such Test Period at a rate per annum equal to one-eighth of one (.125%) percent. Such additional interest shall be payable to the Agent for the account of each Bank which maintains a Revolving Credit Commitment on the first Quarterly Date immediately succeeding the last day of each Test Period and if any such Quarterly Date would otherwise end after the Revolving Credit Commitment Termination Date, on the Revolving Credit Commitment Termination Date.

                  (e) Anything in this Agreement or any of the Restated Notes to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to any Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

                  SECTION 2.8       FEES .

                  (a) Simultaneously with the execution and delivery of this Agreement, the Borrowers shall pay to the Agent, for the benefit of certain of the Banks, a non-refundable origination fee (the "ORIGINATION FEE") as set forth in a separate written agreement among the Borrowers and the Agent.

                  (b) The Borrowers shall pay to the Agent for the account of the Banks, pro rata according to their respective Revolving Credit Commitments, a commitment fee (the "COMMITMENT FEE") on the daily average amount of such Bank's Unused Commitment, for the period from the date hereof to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated, and (ii) the Revolving Credit Commitment Termination Date, at the rate per annum equal to the Commitment Fee Percentage from time to time in effect on the amount of the Total Revolving Credit Commitment. The accrued Commitment Fee shall be payable on the Quarterly Dates, and on the earlier of
(i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date, and in the event the Borrowers reduce the Total Revolving Credit Commitment as provided in subsection 2.6(b) hereof, on the effective date of such reduction.

                  (c) The Borrowers shall pay to the Agent, for its own account: (i) an annual agency fee (the "AGENCY FEE"), and (ii) an arrangement fee (the "ARRANGEMENT FEE"), as set forth in a separate written agreement among the Borrowers and the Agent.

                  (d) The Borrowers shall pay to the Agent for the account of the Banks, pro rata according to their respective Revolving Credit Commitments, a letter of credit fee (the "L/C FEE") on the daily average amount of the aggregate face amount of the L/C's, for the period from the date hereof to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated and (ii) the Revolving Credit Commitment Termination Date, at the rate per annum equal to the L/C Fee Percentage from time to time in effect on the amount of the Total Revolving Credit Commitment. The accrued L/C Fee shall be payable on the Quarterly Dates, and on the earlier of (i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date.

                  (e) The Origination Fee, the Commitment Fee, the Agency Fee, the Arrangement Fee and the L/C Fee are hereinafter sometimes referred to individually as a "FEE" and collectively as the "FEES".

                  SECTION 2.9 USE OF PROCEEDS OF LOANS.


                  The proceeds of the Loans hereunder have been and may continue to be used by the Borrowers solely: (a) to acquire Facilities, (b) subject to the limitation set forth in Section 6.18 hereof, to acquire real estate assets (other than Facilities), (c) to extend or acquire loans secured by Mortgages,
(d) to maintain a $5,000,000 working capital balance, (e) subject to subsection 2.2(a) hereof, for the issuance of L/C's to beneficiaries designated by the Borrowers, (f) for general corporate purposes (including those permitted under Section 7.5 hereof), (g) subject to the limitation set forth in Schedule 7.8(II) (Permitted Investments), to make capital investments in and/or subordinated loans to one or more United Kingdom companies whose principal business is owning Facilities or extending loans on the security of Mortgages with respect to Facilities located in the United Kingdom, and (h) capital investments permitted by subsection 7.8(c) hereof.

                  SECTION 2.10  COMPUTATIONS; DENOMINATIONS
                                OF ALTERNATIVE CURRENCY LOANS.

                  (a) Interest on all Loans (excepting Loans denominated in an Alternative Currency) and each Fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable. Interest on all Loans denominated in the Alternative Currency shall be computed on the basis of a year of 365 (or 366, as applicable) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

                  (b) Whenever, pursuant to the terms of this Agreement, an existing Loan denominated in an Alternative Currency is to be continued, in whole or in part, the Loan shall be continued in the same amount of the Alternative Currency subject, however, to all other terms and conditions of this Agreement.

                  SECTION 2.11   MINIMUM AMOUNTS OF BORROWINGS,
                                 CONVERSIONS AND REPAYMENTS.

                  Except for borrowings, conversions and repayments that exhaust the full remaining amount of a Commitment (in the case of borrowings) or result in the conversion or repayment of all Loans of a particular Type (in the case of conversions or repayments) or conversions made pursuant to Section 2.20 or
Section 2.21 hereof, each borrowing from each Bank, each conversion of Loans of one Type into Loans of another Type and each repayment or prepayment of principal of Loans hereunder shall be in a minimum Dollar Amount of One Million ($1,000,000) Dollars, in the case of Prime Rate Loans, and Three Million ($3,000,000) Dollars, in the case of Fixed Rate Loans, and in either case if in excess thereof, in integral Dollar Amount multiples of One Hundred Thousand ($100,000) Dollars (borrowings, conversions and repayments of different Types of Loans at the same time hereunder to be deemed separate borrowings, conversions and repayments for purposes of the foregoing, one for each Type). The Agent and the Borrowers may make immaterial mutually convenient adjustments to the thresholds and multiples set forth above in respect of LIBOR Loans in Alternative Currency.

                  SECTION 2.12 TIME AND METHOD OF PAYMENTS.

                  (a) All payments of principal, interest, Fees and other amounts (including indemnities) payable by the Borrowers hereunder shall be made in Dollars (or, in the case of payments of principal or interest on Loans denominated in an Alternative Currency, in the Alternative Currency borrowed), in immediately available funds, to the Agent at the Principal Office not later than 11:00 a.m., New York City time, on the date on which such payment shall become due (and the Agent or any Bank for whose account any such payment is to be made may, but shall not be obligated to, debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrowers, or any of them, with the Agent or such Bank, as the case may be). Additional provisions relating to payments are set forth in Section 10.3 hereof. Each payment received by the Agent hereunder for the account of a Bank shall be paid promptly to such Bank, in like funds, for the account of such Bank's Lending Office for the Loan in respect of which such payment is made.


                  (b) All payments of principal of and interest on any Fixed Rate Loan shall be made by the Borrowers in the currency borrowed (the "SPECIFIED CURRENCY") in the manner and at the address (the "SPECIFIED PLACE") specified in subsection 2.12(a) above. Payment of such obligations shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transferred to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "JUDGMENT CURRENCY"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Agent could purchase the Judgment Currency with that amount of the Specified Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of the Borrowers in respect of any such sum due from them to the Agent or any Bank hereunder (an "ENTITLED PERSON") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Restated Notes in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Judgment Currency so adjudged to be due; and the Borrowers hereby, as a separate obligation and notwithstanding any such judgment, agree to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

                  SECTION 2.13      LENDING OFFICES .

                  The Loans of each Type made by each Bank shall be made and maintained at such Bank's applicable Lending Office for Loans of such Type.

                  SECTION 2.14      SEVERAL OBLIGATIONS .

                  The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve the other Banks of their respective obligations to make their Loans on such date, but no Bank shall be responsible for the failure of the other Banks to make Loans to be made by such other Banks.

                  SECTION 2.15      PRO RATA TREATMENT AMONG BANKS.

                  Except as otherwise provided herein: (a) each borrowing from the Banks under Section 2.1 hereof will be made from the Banks and each payment of each Fee (other than as set forth in subsection 2.8(a) hereof and the Agency Fee and the Arrangement Fee) shall be made for the account of the Banks pro rata according to the Dollar Amount of their respective Commitments; (b) each partial reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata according to each Bank's respective Commitment; (c) each payment and repayment of principal of or interest on Loans will be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by such Banks; and (d) each conversion of Loans of a particular Type shall be made pro rata among the Banks holding Loans of such type according to the respective principal amounts of such Loans held by such Banks.

                  SECTION 2.16 NON-RECEIPT OF FUNDS BY THE AGENT.


                  Unless the Agent shall have been notified by a Bank or the Borrowers (the "PAYOR") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, repay to the Agent the amount made available to it together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal (i) when the recipient is a Bank, the Federal Funds Rate for such day for amounts denominated in or calculated with reference to Dollars, and the applicable LIBOR Base Rate for amounts denominated in or calculated with reference to an Alternative Currency, or (ii) the rate of interest applicable to such Loan (when the recipient is a Borrower).

                  SECTION 2.17      SHARING OF PAYMENTS
                                    AND SET-OFF AMONG BANKS.

                  The Borrowers hereby agree that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of its Loans hereunder or any Fee payable to it, that is not paid when due (regardless of whether such balances are then due to the Borrowers), in which case it shall promptly notify the Borrowers and the Agent thereof, provided that its failure to give such notice shall not affect the validity thereof. If a Bank shall effect payment of any principal of or interest or Fee on Loans held by it under this Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right, it shall promptly purchase from the other Banks participations in the Loans held by the other Banks in such Dollar Amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid Dollar Amount of principal and interest or Fee on the Loans held by each of them. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrowers agree that any Bank so purchasing a participation in the Loans held by the other Banks may, to the fullest extent permitted by law, exercise all rights of payment (including the rights of set-off, banker's lien, counterclaim or similar rights) with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers.

                  SECTION 2.18      CONVERSION OF LOANS.

                  The Borrowers shall have the right to convert Loans of one Type into Loans of another Type from time to time, provided that: (i) the Borrowers shall give the Agent notice of each such conversion as provided in
Section 2.3 hereof; (ii) LIBOR Loans may be converted only on the last day of an Interest Period for such Loans; (iii) no LIBOR Loan shall be continued as or converted into another LIBOR Loan, or Prime Rate Loan converted into a LIBOR Loan for a new Interest Period, if the principal Dollar Amount (determined as of the date of any proposed conversion or continuation thereof) of the aggregate Loans outstanding after giving effect to such continuation or conversion would exceed the Total Commitment then in effect; (iv) no Prime Rate Loan may be converted into a LIBOR Loan or LIBOR Loan continued as or converted into another Fixed Rate Loan if on the proposed date of conversion a Default or an Event of Default exists; and (v) there may be one conversion of the Term Loan(s) into a Designated Rate Loan with a single Interest Period relating thereto. The Agent shall use its best efforts to notify the Borrowers of the effectiveness of such conversion, and the new interest rate to which the converted Loans are subject, as soon as practicable after the conversion; provided, however, that any failure to give such notice shall not affect the Borrowers' obligations, or the Agent's or the Banks' rights and remedies, hereunder in any way whatsoever.





                  SECTION 2.19      ADDITIONAL COSTS; CAPITAL
REQUIREMENTS.

                  (a) In the event that any existing or future law or regulation, guideline or interpretation thereof, by any court or administrative or governmental authority (foreign or domestic) charged with the administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against loan commitments or other obligations entered into by any Bank hereunder, and the result of any event referred to above is to impose upon any Bank or increase any capital requirement applicable as a result of the making or maintenance of such Bank's Commitment or the obligation of such Bank hereunder with respect to such Commitment or otherwise (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrowers shall immediately pay to such Bank from time to time as specified by such Bank additional amounts which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrowers shall be conclusive, absent manifest error, as to the amount thereof. All references to any "Bank" shall be deemed to include any participant in such Bank's Commitment.

                  (b)      In the event that any Regulatory Change shall:
(i) change the basis of taxation of any amounts payable to any Bank under this Agreement or the Restated Notes in respect of any Loans including, without limitation, Fixed Rate Loans (other than taxes imposed on the overall net income of such Bank for any such Loans by the United States of America or the jurisdiction in which such Bank has its principal office); or (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in Article 1 hereof); or (iii) impose any other conditions affecting this Agreement in respect of Loans or L/C's, including, without limitation, Fixed Rate Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i),
(ii) or (iii) above shall be to increase such Bank's costs of making or maintaining any Loans or L/C's including, without limitation, Fixed Rate Loans, or its Commitment, or to reduce any amount receivable by such Bank hereunder in respect of its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "ADDITIONAL COSTS") in each case, only to the extent, with respect to Fixed Rate Loans, that such Additional Costs are not included in the LIBOR Base Rate applicable to LIBOR Loans or the Designated Rate applicable to Designated Rate Loans, then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to the Agent), the Borrowers shall pay to such Bank from time to time as specified by such Bank, additional amounts which shall be sufficient to compensate such Bank for such increased cost or reduction in amounts receivable by such Bank from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Post-Default Rate. All references to any "Bank" shall be deemed to include any participant in such Bank's Commitment.

                  (c) Without limiting the effect of the foregoing provisions of this Section 2.19, in the event that, by reason of any Regulatory Change, any Bank either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such

Bank which includes LIBOR Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to the Borrowers (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other Type into, Loans of such Type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such Type then outstanding shall be converted into Prime Rate Loans or into LIBOR Loans of another duration as the case may be, in accordance with Sections 2.18 and 2.22).

                  (d) In addition to any other amounts payable by the Borrowers hereunder, each Bank may require the Borrowers to pay, contemporaneously with each payment of interest on Fixed Rate Loans which are denominated in pounds sterling, additional interest on the related Fixed Rate Loan of such Bank at the percentage calculated from time to time by such Bank to be the percentage required to fully compensate such Bank for all reserve costs, liabilities, expenses and assessments (other than reserve costs, liabilities, expenses and assessments taken into account in determining the interest rate applicable to such Fixed Rate Loan) which have been incurred by such Bank (or its applicable Lending Office) regarding the making, funding or maintaining of such Fixed Rate Loan (including, without limitation, any and all liquid asset maintenance requirements of the Bank of England). A certificate of any Bank claiming compensation under the preceding sentence, setting forth the additional interest to be paid to it thereunder and setting forth in reasonable detail a reasonable basis therefor, shall be conclusive in the absence of manifest error, and in determining the amount of such interest, such Bank may use any reasonable averaging and attribution methods. Any Bank wishing to require payment of such additional interest (i) shall so notify Borrowers and the Agent, in which case such additional interest on the Fixed Rate Loans of such Bank denominated in pounds sterling shall be payable in pounds sterling to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least five (5) Business Days after receipt by the Borrowers of such notice, and
(ii) shall notify the Borrowers at least five (5) Business Days prior to each date on which interest is payable on such Fixed Rate Loans of the amount then due it under this Section 2.19(d). Following Borrowers' request made at least two (2) Business Days prior to the delivery of any Borrowing Notice relating thereto, the Agent and the Banks shall, prior to the making of a proposed Fixed Rate Loan denominated in pounds sterling, provide notice to the Borrowers of any such additional interest known at such time to be payable with respect thereto.

                  (e) Determinations by any Bank for purposes of this Section
2.19 of the effect of any Regulatory Change on its costs of making or maintaining Loans or L/C's or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be set forth in writing in reasonable detail and shall be conclusive, absent manifest error.

                  SECTION 2.20      LIMITATION ON TYPES OF LOANS .

                  Anything herein to the contrary notwithstanding, if, on or prior to the determination of an interest rate for any LIBOR Loans for any Interest Period therefor, the Required Banks determine (which determination shall be conclusive):

                  (a) by reason of any event affecting the money markets in the United States of America or the London interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement;

                  (b) the rates of interest referred to in the definition of "LIBOR Base Rate" in Article 1 hereof upon the basis of which the rate of interest on any LIBOR Loans for such period is determined, do not accurately reflect the cost to the Banks of making or maintaining such Loans for such period; or

                  (c) with respect to LIBOR Loans in Alternative Currency, that
(i) deposits in the applicable Alternative Currency in the amounts and maturities required to fund such Loan will not be available to a Bank; (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls); or (iii) it has become otherwise materially impractical for a Bank to make such Loan in the applicable Alternative Currency;

then the Agent shall give the Borrowers and each Bank prompt notice thereof (and shall thereafter give the Borrowers and each Bank prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Banks shall be under no obligation to make Loans of such Type or to convert Loans of any other Type into Loans of such Type and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type either repay such Loans in accordance with Section
2.6 hereof or convert such Loans into Loans of another Type.

                  SECTION 2.21      ILLEGALITY.

                  Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Bank or its applicable Lending Office to:
(a) honor its obligation to make any Type of LIBOR Loans hereunder, or (b) maintain any Type of LIBOR Loans hereunder, then such Bank shall promptly notify the Borrowers thereof (with a copy to the Agent), describing such illegality in reasonable detail (and shall thereafter promptly notify the Borrowers and the Agent of the cessation, if any, of such illegality), and such Bank's obligation to make such Type of LIBOR Loans and to convert Prime Rate Loans into LIBOR Loans hereunder shall, upon written notice given by such Bank to the Borrowers, be suspended until such time as such Bank may again make and maintain such type of LIBOR Loans and such Bank's outstanding LIBOR Loans of such Type shall be converted into Prime Rate Loans, in accordance with Sections 2.18 and 2.22 hereof.

                  SECTION 2.22      CERTAIN CONVERSIONS PURSUANT
                                    TO SECTIONS 2.19 AND 2.21.

                  If the Loans of any Bank of a particular Type (Loans of such Type are hereinafter referred to as "AFFECTED LOANS" and such Type is hereinafter referred to as the "AFFECTED TYPE") are to be converted pursuant to
Section 2.19 or 2.21 hereof, such Bank's Affected Loans shall be converted into Prime Rate Loans, or LIBOR Loans of another Type, as the case may be (the "NEW TYPE LOANS"), on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by subsection 2.19(b) or Section 2.21 hereof, on such earlier date as such Bank may specify to the Borrowers with a copy to the Agent) and, until such Bank gives notice as provided below that the circumstances specified in Section 2.19 or 2.21 hereof which gave rise to such conversion no longer exist:

                  (a) to the extent that such Bank's Affected Loans have been so converted, all payments and repayments of principal which would otherwise be applied to such Affected Loans shall be applied instead to its New Type Loans;

                  (b) all Loans which would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as New Type Loans and all Loans of such Bank which would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) New Type Loans.

                  SECTION 2.23  INDEMNIFICATION.

                  The Borrowers shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall compensate such Bank for any loss (including loss of profit), cost or expense incurred by such Bank (as reasonably determined by such Bank) as a result of:

                  (a) any payment or repayment or conversion of a Fixed Rate Loan held by such Bank on a date other than the last day of an Interest Period for such Fixed Rate Loan except pursuant to Sections 2.19 or 2.21 hereof; or

                  (b) any failure by the Borrowers to borrow a Fixed Rate Loan held by such Bank on the date for such borrowing specified in the relevant Borrowing Notice under Section 2.3 hereof,

such compensation to include, without limitation, an amount equal to: (i) any loss or expense suffered by such Bank during the period from the date of receipt of such early payment or repayment or the date of such conversion to the last day of such Interest Period if the rate of interest obtainable by such Bank upon the redeployment of an amount of funds equal to such Bank's pro rata share of such payment, repayment or conversion or failure to borrow or convert is less than the rate of interest applicable to such Fixed Rate Loan for such Interest Period, or (ii) any loss or expense suffered by such Bank in liquidating LIBOR deposits prior to maturity which correspond to such Bank's pro rata share of such payment, repayment, conversion, failure to borrow or failure to convert. The determination by each such Bank of the amount of any such loss or expense, when set forth in a written notice to the Borrowers, containing such Bank's calculation thereof in reasonable detail, shall be presumed correct, in the absence of manifest error.

     ARTICLE 3.   REPRESENTATIONS AND WARRANTIES .

          Each of the Borrowers hereby represents and warrants to the Banks and the Agent that:

          SECTION 3.1 ORGANIZATION .

               (a) Each Borrower is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Schedule 3.1 hereto accurately and completely lists, as to each
Borrower:  (i) the state of incorporation or organization of each such entity,
(ii) as to each of them that is a corporation, the classes and number of authorized and outstanding shares of capital stock of each such corporation, and
(iii) the business in which each of such entities is engaged.   All of the
foregoing shares or other equity interests that are issued and outstanding have been duly and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.1, none of the Borrowers has any Subsidiary.

               (b) Each Borrower is in good standing in its state of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Schedule 3.1 hereto in which the character of the properties owned or proposed to be owned by each Borrower or in which the transaction of the business of each Borrower as now conducted or as proposed to be conducted requires or will require such Borrower to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect on such Borrower.

          SECTION 3.2 POWER, AUTHORITY, CONSENTS .

               Each Borrower has the power to execute, deliver and perform the Loan Documents to be executed by it. Each Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. Each Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of any Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by each Borrower or any other Loan Party, or the validity or enforcement of the Loan Documents, except as set forth on Schedule 3.2 hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Schedule 3.2 as waived by the Required Banks.

          SECTION 3.3 NO VIOLATION OF LAW OR AGREEMENTS .

               The execution and delivery by each Borrower of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of each Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which each Borrower is a party, or by which each Borrower is bound or any of their respective properties or assets is affected, except for such defaults and breaches which in the aggregate could not have a Material Adverse Effect on the Borrowers, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of each Borrower.

          SECTION 3.4 DUE EXECUTION, VALIDITY,
ENFORCEABILITY .

               This Agreement and each other Loan Document to which each Borrower is a party has been duly executed and delivered by each Borrower that is a party thereto and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

          SECTION 3.5 TITLE TO PROPERTIES .

               Each of the Borrowers has good and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary course of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

          SECTION 3.6 JUDGMENTS, ACTIONS, PROCEEDINGS .

               Except as set forth on Schedule 3.6 hereto, there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of each Borrower's knowledge, threatened against or affecting such Borrower involving, (i) in the case of any court proceeding, a claim in excess of Two Million Five Hundred Thousand ($2,500,000) Dollars, and (ii) in the case of any outstanding judgments, in excess of One Million ($1,000,000) Dollars, nor, to the best of each Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which any Borrower is a plaintiff or complainant.

          SECTION 3.7 NO DEFAULTS, COMPLIANCE WITH LAWS .

               Except as set forth on Schedule 3.7 hereto, none of the Borrowers is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Material Adverse Effect on such Borrower. Each Borrower has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable provisions of the Americans with Disabilities Act (42 U.S.C. Section 12101-12213) and the regulations issued thereunder and all applicable Environmental Laws and Regulations, non-compliance with which could have a Material Adverse Effect on such Borrower.

          SECTION 3.8 BURDENSOME DOCUMENTS .

               Except as set forth on Schedule 3.8 hereto, none of the Borrowers is a party to or bound by, nor are any of the properties or assets owned by any of the Borrowers used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Liability, that materially and adversely affects their respective businesses, assets or conditions, financial or otherwise.


          SECTION 3.9 FINANCIAL STATEMENTS; PROJECTIONS.

               (a) Each of the Financial Statements is complete and presents fairly the consolidated financial position of Omega as at its date, and has been prepared in accordance with generally accepted accounting principles. To the best of Omega's knowledge, none of the Borrowers to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements which would be required to be so reflected in accordance with GAAP. There has been no material adverse change in the financial position or operations of any of the Borrowers since the date of the latest balance sheet included in the Financial Statements (the "LATEST BALANCE SHEET"). Each Borrower's fiscal year is the twelve-month period ending on December 31 in each year.

               (b) The Projections have been prepared on the basis of the assumptions accompanying them and reflect as of the date thereof Omega's good faith projections, after reasonable analysis, of the matters set forth therein, based on such assumptions.

          SECTION 3.10 TAX RETURNS .

               Each Borrower has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of any of the Borrowers, due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of each of the Borrowers, proposed or threatened against such Borrower for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

          SECTION 3.11 INTANGIBLE ASSETS .

               Each Borrower possesses all patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person.

          SECTION 3.12 REGULATION U .

               No part of the proceeds received by any of the Borrowers from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in Section 2.9 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in Section 221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

          SECTION 3.13 NAME CHANGES, MERGERS, ACQUISITIONS.

               Except as set forth on Schedule 3.13 hereto, none of the Borrowers has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

          SECTION 3.14 FULL DISCLOSURE .

               None of the Financial Statements, the Projections, nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of the Borrowers in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to any Borrower that has, or would in the now foreseeable future have, a Material Adverse Effect on such Borrower, which fact has not been set forth herein, in the Financial Statements, the Projections, or any certificate, opinion or other written statement so made or furnished to the Agent or the Banks.

          SECTION 3.15 LICENSES AND APPROVALS .

               (a) Each Borrower has all necessary licenses, permits and governmental authorizations, including, without limitation, licenses, permits and authorizations arising under or relating to Environmental Laws and Regulations, to own and operate its properties and to carry on its business as now conducted, the absence of which would have a Material Adverse Effect on the Borrowers.

               (b) To the best of Omega's knowledge, other than as set forth on
Schedule 3.15 hereto, no violation exists of any applicable law pertaining to the ownership or operation of any Facility or any Operator that would have a reasonable likelihood of leading to revocation of any license necessary for the operation of such Facility.

          SECTION 3.16  ERISA .

               (a) Except as set forth on Schedule 3.16 hereto, no Employee Benefit Plan is maintained or has ever been maintained by any Loan Party or any ERISA Affiliate, nor has any Loan Party or any ERISA Affiliate ever contributed to a Multiemployer Plan.

               (b) There are no agreements which will provide payments to any officer, employee, shareholder or highly compensated individual which will be "parachute payments" under 280G of the Code that are nondeductible to any Loan Party and which will be subject to tax under Section 4999 of the Code which could have a Material Adverse Effect on the Borrowers.

          SECTION 3.17 REIT STATUS .

               Omega currently has REIT Status and has maintained REIT Status on a continuous basis since its formation. None of the Subsidiaries of Omega currently has REIT Status.

     ARTICLE 4.   CONDITIONS TO THE LOANS .

          SECTION 4.1 CONDITIONS TO INITIAL LOAN(S) .

               The obligation of each Bank to execute and deliver this Agreement shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:
               (a) Each Borrower shall have executed and delivered to each Bank its Restated Credit Note and Restated Term Note, as the case may be.

               (b) (i) The Borrowers shall have paid to the Agent, for the benefit of the Banks, the Origination Fee.

                   (ii) The Borrowers shall have paid to the Agent, the Agency Fee and the Arrangement Fee.

               (c) Counsel to the Borrowers shall have delivered its opinion to, and in form and substance satisfactory to, the Agent.

               (d) The Agent shall have received complete copies of the Financial Statements and the Projections, each certified as such in a certificate executed by an executive officer of Omega.

               (e) The Agent shall have received copies of the following:

                   (i) All of the consents, approvals and waivers referred to on Schedule 3.2 hereto (except only those which, as stated on Schedule 3.2, shall not be delivered);

                   (ii) A certificate from the Secretary or an Assistant Secretary of each Borrower to the effect that the certificate of incorporation, by-laws and incumbency certificate of each Borrower delivered to the Agent pursuant to the Loan Agreement dated July 17, 1995 among the Borrowers, the Agent and the banks party thereto have not been amended since the date of such delivery and that such documents are in full force and effect and are true and correct as of the date hereof; and

                   (iii) All corporate action taken by each of the Borrowers to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and the transactions contemplated thereby, certified by their respective secretaries.

               (f) (i) Each of the Borrowers shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                   (ii) After giving effect to the initial Loan, there shall exist no Default or Event of Default hereunder; and

                   (iii) The representations and warranties contained in Article 3 hereof shall be true and correct on the date hereof;

and the Agent shall have received a Compliance Certificate dated the date hereof certifying, inter alia, that the conditions set forth in this subsection 4.1(f) are satisfied on such date.

               (g) All legal matters incident to the initial Loans shall be satisfactory to counsel to the Agent.

          SECTION 4.2 CONDITIONS TO SUBSEQUENT LOANS .

               The obligation of the Banks to make each Credit Loan subsequent to the date hereof shall be subject to the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

               (a) The Agent shall have received a Borrowing Notice in accordance with Section 2.3 hereof, together with the most recently prepared Borrowing Base Certificate delivered to the Agent in accordance with Section 5.6 hereof, which Borrowing Base Certificate shall reflect any acquisitions or dispositions of Facilities since such date of preparation as well as Cash on hand and the principal amount of outstanding unsecured Indebt-edness as at the date of the Borrowing Notice (other than under this Agreement).

               (b) The Agent shall have received a Compliance Certificate dated the date of such Loan and effective as of such date, and the matters certified therein, including, without limitation, the absence of any Default or Event of Default, shall be true as of such date.

               (c) All legal matters incident to such Loan shall be satisfactory to counsel for the Agent.

          SECTION 4.3 CONDITIONS TO ISSUANCE OF L/CS .

          The obligation of the L/C Issuer to issue an L/C shall be subject to the fulfillment (to the satisfaction of the L/C Issuer) of (a) the conditions set forth in Section 4.1 hereof, and (b) the following additional conditions precedent:

          (a) The Borrower(s) shall have delivered to the L/C Issuer an Issuance Request pursuant to subsection 2.2(a)(iii) hereof, together with all other documents required to be delivered in connection therewith and all Applications, and the L/C Issuer shall have been paid any and all fees then due in connection therewith.

          (b) The Agent shall have received a Compliance Certificate dated the date of the issuance of the L/C Documents and effective as of such date, and the matters certified therein, including, without limitation, the absence of any Default or Event of Default, shall be true as of such date.

          (c) All legal matters incident to the L/C Documents shall be reasonably satisfactory to counsel for the Agent.

     ARTICLE 5.         DELIVERY OF FINANCIAL REPORTS,
                        DOCUMENTS AND OTHER INFORMATION .

               While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any of the Borrowers are indebted to the Banks or the Agent and until payment in full of the Restated Notes and full and complete performance of all of its other obligations arising hereunder, Omega shall deliver to each Bank:

          SECTION 5.1   ANNUAL FINANCIAL STATEMENTS .

               Annually, as soon as available, but in any event within ninety
(90) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of Omega and its Subsidiaries as at such last day of the fiscal year, and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, and, as to the consolidated statements, certified without qualification by Ernst & Young or another nationally recognized independent public accounting firm or by any other certified public accounting firm satisfactory to the Agent, and certified, as to the consolidating statements, by the chief financial officer of Omega, as fairly presenting the financial position and results of operations of Omega and its Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP; provided, however, Omega may satisfy its obligations to deliver the consolidated financial statements described in this
Section 5.1 by furnishing to the Banks a copy of its annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided Omega is required to file such annual report on Form 10-K with the Securities and Exchange Commission and such filing is actually made.

          SECTION 5.2 QUARTERLY FINANCIAL STATEMENTS .

               As soon as available, but in any event within forty-five (45) days after the end of each of Omega's fiscal quarters, a consolidated and consolidating balance sheet of Omega and the Subsidiaries as of the last day of such quarter and consolidated and consolidating statements of income and retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the chief financial officer of Omega as accurately presenting the financial position and the results of operations of Omega and its Subsidiaries as at its date and for such quarter and as having been prepared in accordance with GAAP (subject to year-end audit adjustments); provided, however, Omega may satisfy its obligations to deliver the consolidated financial statements described in this Section 5.2 by furnishing to the Banks a copy of its quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided Omega is required to file such quarterly report on Form 10-Q with the Securities and Exchange Commission and such filing is actually made.

          SECTION 5.3 COMPLIANCE INFORMATION .

               Promptly after a written request therefor, such other financial data or information evidencing compliance with the requirements of this Agreement, the Restated Notes and the other Loan Documents, as any Bank may reasonably request from time to time.

          SECTION 5.4 NO DEFAULT CERTIFICATE .

               At the same time as it delivers the financial statements required under the provisions of Sections 5.1 and 5.2 hereof, a certificate of the chief executive officer or chief financial officer of Omega to the effect that no Event of Default hereunder and that no default under any other material agreement to which any Borrower is a party or by which it is bound, or by which, to the best knowledge of Omega or any other Borrower, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Section 6.9 hereof in the form annexed hereto as Exhibit D.

          SECTION 5.5 CERTIFICATE OF ACCOUNTANTS .

               At the same time as it delivers the financial statements required under the provisions of Section 5.1 hereof, a certificate of the independent certified public accountants of Omega addressed specifically to both Omega and the Agent to the effect that during the course of their audit of the operations of Omega and its Subsidiaries and its condition as of the end of the fiscal year, nothing has come to their attention which would indicate that a Default or an Event of Default hereunder has occurred or that there was any violation of the covenants of Omega and its Subsidiaries contained in Section 6.9 or Article 7 of this Agreement, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

          SECTION 5.6 BORROWING BASE CERTIFICATES .

               As soon as available but in any event not less than (i) sixty
(60) days after the end of each of the first three fiscal quarters of Omega in each fiscal year, and (ii) ninety (90) days after the end of the last fiscal quarter of each fiscal year of Omega, a Borrowing Base Certificate (with appropriate detail) prepared as of the close of business on the last day of such fiscal quarter, together with an aging of delinquent lease and mortgage receivables (i.e. more than thirty (30) days past due with respect to each Operator).

          SECTION 5.7 BUSINESS PLAN AND BUDGET .

               Not later than January 31st in each fiscal year, copies of Omega's business plan and budget for such fiscal year (together with a copy in writing of the assumptions on which such business plan and budget were based), each prepared by Omega's chief financial officer and illustrating the projected income statements, balance sheets and statements of changes in cash flow on a consolidated basis.

          SECTION 5.8 QUARTERLY OPERATOR REPORTS .

               (a) As soon as available after the end of each fiscal quarter of Omega, a copy of the quarterly report submitted by Omega to its Board of Directors with respect to the financial condition of Operators which quarterly report shall include a discussion of Operator performance and a summary of coverage and occupancy by each such Operator.

               (b) Such other information regarding the financial condition of the Operators as the Agent may from time to time reasonably request.

          SECTION 5.9 ACCOUNTANTS' REPORTS .

               Promptly upon receipt thereof, copies of all other reports submitted to Omega by its independent accountants in connection with any annual or interim audit or review of the books of Omega or its Subsidiaries made by such accountants.

          SECTION 5.10 COPIES OF DOCUMENTS .

               Promptly upon their becoming available, copies of any: (i) financial statements, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by Omega or any of its Subsidiaries to any of their respective existing lending institutions or creditors; (ii) correspondence or notices received by Omega from any federal, state or local governmental authority that regulates the operations of Omega or any of its Subsidiaries, relating to an actual or threatened change or development that would be materially adverse to Omega or any Subsidiary; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by Omega or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to Omega or any of its Subsidiaries by any such securities exchange or such Commission in relation to Omega or any of its Subsidiaries and its affairs; (v) written reports submitted by Omega or any of its Subsidiaries to its independent accountants in connection with any annual or interim audit of the books of Omega or its Subsidiaries made by such accountants; and (vi) any appraisals received by Omega or any of its Subsidiaries with respect to the properties or assets of Omega or its Subsidiaries during the term of this Agreement.

          SECTION 5.11 NOTICES OF DEFAULTS .

               Promptly, notice of the occurrence of any Default or Event of Default, or any event that would constitute or cause a Material Adverse Effect in the condition, financial or otherwise, or the operations of Omega or any of the Subsidiaries.

          SECTION 5.12 ERISA NOTICES AND REQUESTS .

               (a) Concurrently with such filing, a copy of each Form 5500 that is filed with respect to each Plan with the IRS; and

               (b) Promptly, upon their becoming available, copies of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development that would be materially adverse to the Borrower(s); (ii) all actuarial valuations received by the Borrower(s) with respect to any Plan; and
(iii) any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to the Borrower(s) with respect to the intent of the PBGC to institute involuntary termination proceedings.

          SECTION 5.13 ADDITIONAL INFORMATION.

               Such other material additional information regarding the business, affairs and condition of the Borrowers as the Agent may from time to time reasonably request, including, without limitation, quarterly schedules, in form and substance satisfactory to the Agent, with respect to Omega on a consolidated basis, of recorded liabilities, unfunded commitments, contingent liabilities and other similar material items.

     ARTICLE 6.   AFFIRMATIVE COVENANTS .

          While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any Borrower is indebted to the Banks or the Agent, and until payment in full of the Restated Notes and full and complete performance of all of its other obligations arising hereunder, each Borrower shall:

          SECTION 6.1 BOOKS AND RECORDS .

          Keep proper books of record and account in a manner reasonably satisfactory to the Agent in which full and true entries shall be made of all dealings or transactions in relation to its business and activities.

          SECTION 6.2 INSPECTIONS AND AUDITS .

               Permit the Banks to make or cause to be made (prior to an Event of Default, at the Banks' expense and after the occurrence of and during the continuance of an Event of Default, at the Borrowers' expense), inspections and audits of any books, records and papers of Omega or any Subsidiary and to make extracts therefrom and copies thereof, or to make appraisals, inspections and examinations of any properties and facilities of Omega or any Subsidiary on reasonable notice, at all such reasonable times and as often as any Bank may reasonably require, in order to assure that the Borrowers are and will be in compliance with their obligations under the Loan Documents or to evaluate the Banks' investment in the then outstanding Restated Notes.

          SECTION 6.3 MAINTENANCE AND REPAIRS .

               Cause to be maintained in good repair, working order and condition, subject to normal wear and tear, all material properties and assets from time to time owned by Omega or any Subsidiary and used in or necessary for the operation of its businesses, and make or cause to be made all reasonable repairs, replacements, additions and improvements thereto.


          SECTION 6.4 CONTINUANCE OF BUSINESS .

               Do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect the corporate existence of Omega or any Subsidiary and all permits, rights and privileges necessary for the proper conduct of its business, and continue to engage in the same line of business and comply in all material respects with all applicable laws, regulations and orders.

          SECTION 6.5 COPIES OF CORPORATE DOCUMENTS .

               Subject to the prohibitions set forth in Section 7.6 hereof, promptly deliver to the Agent copies of any amendments or modifications to the certificate of incorporation and by-laws of Omega or any Subsidiary, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

          SECTION 6.6 PERFORM OBLIGATIONS .

               Pay and discharge all of the obligations and liabilities of Omega or any Subsidiary, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Omega or any Subsidiary, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

          SECTION 6.7 NOTICE OF LITIGATION .

               Promptly notify the Agent in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Five Million ($5,000,000) Dollars, affecting Omega or any Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

          SECTION 6.8 INSURANCE .

                   (a) (i) Maintain with responsible insurance companies acceptable to the Agent such insurance on such of the properties of Omega or any Subsidiary, in such amounts and against such risks as is customarily maintained by similar businesses and cause each Operator to do so; (ii) file with the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (iii) within ten (10) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request; and

                   (b) Carry all insurance available through the PBGC or any private insurance companies covering its obligations to the PBGC.

          SECTION 6.9 FINANCIAL COVENANTS .

               Have or maintain, with respect to Omega, on a consolidated basis, as at the last day of each fiscal quarter of Omega:

               (a) A ratio of Indebtedness to Tangible Net Worth of not more than 1.10:1.00.

               (b) Tangible Net Worth of not less than $425,000,000, plus 75% of
(i) the Net Issuance Proceeds received by Omega (or any of its Subsidiaries) in connection with the issuance of any equity interest in Omega (or any of its Subsidiaries) other than any such equity interests issued in connection with any dividend reinvestment program(s), and (ii) the value (determined in accordance with GAAP) of any capital stock by Omega issued upon the conversion of convertible Indebtedness.

               (c) Interest Coverage of not less than 200%.

               (d) Omega's Fixed Coverage Ratio of not less than 1.0 to 1.0.

          SECTION 6.10 NOTICE OF CERTAIN EVENTS .

               (a) Promptly notify the Agent in writing of the occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action the Borrower(s) or the ERISA Affiliate intends to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

               (b) Promptly notify the Agent in writing if the Borrower(s) or ERISA Affiliate receives an assessment of withdrawal liability in connection with a complete or partial withdrawal with respect to any Multiemployer Plan, together with a statement of the action that such Borrower(s) or ERISA Affiliate intends to take with respect thereto.

               (c) Promptly notify the Agent in writing if any Borrower receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against such Borrower alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that such Borrower is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Agent with a copy of such notice together with a statement of the action such Borrower intends to take with respect thereto.

          SECTION 6.11 COMPLY WITH ERISA .

               Materially comply with all applicable provisions of ERISA and the Code now or hereafter in effect.

          SECTION 6.12 ENVIRONMENTAL COMPLIANCE .

               Operate all property owned, operated or leased by it in compliance with all Environmental Laws and Regulations, such that no Environmental Liability arises under any Environ-mental Laws and Regulations, which would result in a Lien on any property of any Borrower.

          SECTION 6.13 MAINTENANCE OF REIT STATUS .

               Maintain its REIT Status.

          SECTION 6.14 LONG-TERM CARE FACILITIES.

               Ensure that not less than seventy-five (75%) percent of its domestic Investments are in Long-Term Care Facilities; provided, however, there shall be excluded from such calculation the aggregate amount of all domestic Investments as of the date of this Agreement in Facilities other than Long-Term Care Facilities.

          SECTION 6.15 OPERATOR CREDITWORTHINESS.

               Ensure that each Operator of a Facility shall:

               (i) have a Rating of at least BBB- from S&P or Baa3 from Moody's; or

               (ii) provide either Cash collateral to Omega or an irrevocable letter of credit for the benefit of Omega issued by a financial institution reasonably satisfactory to the Agent (collectively, the "SECURITY DEPOSITS"), in either case in an amount equal to not less than three (3) months of related initial Lease Rental Expense or Mortgage Expense (excluding those Facilities acquired in connection with Omega's merger with Health Equity Properties, Inc. described on Schedule 3.13 hereto); or

               (iii) be otherwise acceptable to the Required Lenders (and each of the Operators set forth on Schedule 6.15 are deemed acceptable to the Required Lenders).

          SECTION 6.16 OPERATOR CONCENTRATION.

               Ensure that no more than thirty (30%) percent of the Borrowers' Investments are maintained with a single Operator (including any Affiliates of such Operator).

          SECTION 6.17 BEHAVIORAL CARE FACILITIES.

               Ensure that not more than ten (10%) percent of the Borrowers' Investments in Healthcare Assets are in Facilities classified as "Behavioral Care" (i.e., psychiatric hospitals and drug and alcohol rehabilitation facilities).

          SECTION 6.18 NON-HEALTHCARE ASSETS.

               Ensure that the Borrowers' "Investments" (as such term is defined at the end of Section 7.8 hereof) in real estate assets(other than Healthcare Assets) does not exceed an amount equal to fifteen (15%) percent of the Borrowers' consolidated Healthcare Assets.

     ARTICLE 7.   NEGATIVE COVENANTS .

               While the Commitments are outstanding, and, in the event any Loan remains outstanding, so long as any Borrower is indebted to the Banks or the Agent and until payment in full of the Restated Notes and full and complete performance of all of its other obligations arising hereunder, Omega shall not and shall not permit any of its Subsidiaries to do, agree to do, or permit to be done, any of the following:

          SECTION 7.1 INDEBTEDNESS .

               Create, incur, permit to exist or have outstanding any Indebtedness, except:

               (a) Indebtedness of the Borrowers to the Banks and the Agent and under this Agreement and the Restated Notes;

               (b) Taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

               (c) Indebtedness secured by the security interests referred to in subsection 7.2(b) hereof;

               (d) Indebtedness consisting of contingent obligations permitted by Section 7.3 hereof;

               (e) As set forth on Schedule 7.1 hereto;

               (f) Unsecured Indebtedness, the terms of which shall not require any principal payments thereon prior to the Term Maturity Date; and

               (g) In addition to the Indebtedness permitted under subsections 7.1(a) through (f) above, other Indebtedness of the Borrowers which does not exceed in the aggregate at any one time outstanding an amount equal to the greater of (x) $35,000,000, or (y) five (5%) percent of HealthCare Assets as at any date of determination thereof.

          SECTION 7.2 LIENS .

               Create, or assume or permit to exist, any Lien on any of the properties or assets of Omega or any of its Subsidiaries, whether now owned or hereafter acquired, except:

               (a) Permitted Liens;

               (b) Purchase money Liens on Property acquired or held by Omega or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Property; provided, that (i) any such Lien attaches to such Property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the Property so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property;

               (c) Liens on assets securing Indebtedness permitted under subsection 7.1(g) hereof; and

               (d) As set forth on Schedule 7.2 hereto.

          SECTION 7.3 GUARANTIES .

               Assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except (i) by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (ii) if, after giving effect to the proposed guarantee, the aggregate amount of all obliga-tions guaranteed by the Borrowers, or any of them, would not exceed Two Million ($2,000,000) Dollars,(iii) guarantees made in the ordinary course of business by Omega of obligations of any of its Subsidiaries, provided those obligations are otherwise permitted under this Agreement, and (iv) as set forth on Schedule 7.1 hereto. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

          SECTION 7.4 MERGERS, ACQUISITIONS .

               Except as expressly permitted by this Agreement, merge or consolidate with any Person, or, acquire all or substantially all of the assets or any of the capital stock of any Person unless (a) Omega is the surviving entity, (b) no Default or Event of Default exists or will occur after giving effect thereto, and (c) the consideration paid in connection with any such merger or acquisition does not exceed an amount equal to fifteen (15%) percent of Healthcare Assets as at the date of the consummation of such transaction, prior to giving effect to such transaction.

          SECTION 7.5 REDEMPTIONS; DISTRIBUTIONS .

               (a) Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of Omega or any Subsidiary now or hereafter outstanding or set apart any sum for any such purpose, if after giving effect thereto, the aggregate amount of all such purchases, redemptions or payments would exceed the greater of (x) Twenty Million ($20,000,000) Dollars, or (y) five (5%) percent of Omega's consolidated Tangible Net Worth as at any date of determination thereof, for the Borrowers on a consolidated basis over the term of this Agreement; or

               (b) Declare or pay any dividends or make any distribution of any kind on Omega's outstanding stock, or set aside any sum for any such purpose, except that:

                   (i) Omega may declare and make dividend payments or other distributions payable solely in its common stock;

                   (ii) if no Default or Event of Default exists or will occur after giving effect thereto, Omega may declare and pay cash dividends in any fiscal quarter in an amount, when added to the cash dividends paid with respect to the three (3) immediately preceding fiscal quarters, that does not exceed ninety-five (95%) percent of EBITDA (which shall be calculated without adding back interest expense for the purpose hereof) for those four (4) fiscal quarters calculated on a rolling four-quarter basis; and

                   (iii) if a Default or an Event of Default exists or will occur as a result of the dividend payment, Omega may declare and pay dividends to the minimum extent necessary (taking into account any dividends or distributions otherwise made) to generate the minimum deduction for dividends paid during each year that would be required to satisfy Code Section 857(a)(1).

          SECTION 7.6 CHANGES IN STRUCTURE.

               Except for supplemental issuance of Omega's authorized common stock and preferred stock and as otherwise expressly permitted under Sections
7.5 and 7.8, make any changes in the equity capital structure of Omega or any Subsidiary, or amend its certificate of incorporation or by-laws in a manner which would be reasonably likely to cause a Material Adverse Effect.

          SECTION 7.7 DISPOSITION OF ASSETS.

               Make any Disposition of Property, or enter into any agreement to do so, unless (a) the Disposition is at fair market value, (b) at the time of the Disposition no Event of Default exists, and (c) any mandatory prepayment required in connection therewith under Section 2.6 is made as provided therein.

          SECTION 7.8 INVESTMENTS .

               Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of Omega or any of its Subsidiaries, except:

               (a) Investments in:

                   (i) obligations issued or guaranteed by the United States of America;

                   (ii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                   (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

                   (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations; and

                   (v) shares of "money market funds", each having net assets of not less than $100,000,000;

in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof.

               (b) Investments by Omega in any Subsidiary, and by any Subsidiary in Omega or another Subsidiary, provided, Omega shall cause each newly-created Subsidiary, if any, within thirty (30) days after its organization thereof, to become a party to this Agreement and a signatory to the Restated Notes, with the effect that each such new Subsidiary shall be deemed to become a "Borrower" for the purposes of this Agreement and in connection therewith, there shall be delivered to the Agent with respect to such Subsidiary those certificates and documents described in subsection 4.1(e) hereof and all legal matters incident to the addition of such Subsidiary as a "Borrower" hereunder shall be satisfactory to counsel to the Agent.

               (c) Capital Investments by Omega in entities which maintain REIT Status and whose principal business is owning facilities or extending loans on the security of mortgages with respect to facilities; provided that (i) the aggregate amount of such Investments (on a cumulative basis) does not exceed an amount equal to fifteen (15%) percent of Healthcare Assets as at any date of determination thereof, after giving effect to any such Investment, and (ii) no single Investment represents more than five (5%) percent of the issued and outstanding common stock of any such entity.

               (d) The acquisition by Omega and its Subsidiaries, on a consolidated basis, of healthcare assets consisting of Facilities and Mortgages which do not exceed in any single transaction or series of related transactions an amount equal to fifteen (15%) percent of Healthcare Assets as at any date of determination thereof, prior to giving effect to any such acquisition.

               (e) The acquisition by Omega and its Subsidiaries, on a consolidated basis, of real estate assets (other than Healthcare Assets) which do not exceed in any single transaction or series of related transactions an amount equal to fifteen (15%) percent of Healthcare Assets as at any date of determination thereof, prior to giving effect to any such acquisition.

               (f) In addition to the Investments permitted under this Section 7.8, other Investments by the Omega, on a consolidated basis, which do not exceed Ten Million ($10,000,000) Dollars in the aggregate at any one time outstanding.

               (g) As set forth on Schedule 7.8 hereto.

For purposes of subsections 7.8(b),(c) and (f) hereof, "Investments" shall mean, by any Person:

                   (i) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                   (ii) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.


          SECTION 7.9 FISCAL YEAR .

               Change its fiscal year.

          SECTION 7.10 ERISA OBLIGATIONS .

               Permit the establishment of any Employee Benefit Plan or amend any Employee Benefit Plan which establishment or amendment could result in liability to any Loan Party or increase the obligation for post-retirement welfare benefits of any Loan Party which liability or increase, individually or together with all similar liabilities and increases, has a Material Adverse Effect on any Loan Party.

          SECTION 7.11 CAPITAL EXPENDITURES .

               Except as otherwise permitted under this Agreement, make or be or become obligated to make Capital Expenditures in the aggregate for Omega and its Subsidiaries on a consolidated basis, during each fiscal year of Omega and its Subsidiaries, in excess of Two Hundred Fifty Thousand ($250,000) Dollars other than Capital Expenditures incurred in connection with the construction of new corporate headquarters for Omega which in any event shall not exceed $2,000,000 in the aggregate.

          SECTION 7.12   USE OF CASH .

               Use, or permit to be used, in any manner or to any extent, each Borrower's Cash from operations for the benefit of any Person, except: (a) in connection with the payment or prepayment of expenses (other than Capital

Expenditures)directly incurred for the benefit of each Borrower in the maintenance and operation of its business, in each case only in the ordinary course of its business, (b) for the payment of scheduled, required payments of principal and interest on Indebtedness of each Borrower permitted to exist hereunder, and (c) for uses that are otherwise specifically permitted by this Agreement.

          SECTION 7.13 TRANSACTIONS WITH AFFILIATES .

               Except as expressly permitted by this Agreement, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided, however, that: (i) payments on Investments expressly permitted by Section 7.8 hereof may be made, (ii) any Affiliate who is a natural person may serve as an employee or director of Omega or any Subsidiary and receive reasonable compensation for his services in such capacity, and (iii) Omega or any Subsidiary may enter into any transaction with an Affiliate providing for the leasing of property, the rendering or receipt of services or the purchase or sale of product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to Omega or a Subsidiary as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate.

          SECTION 7.14 HAZARDOUS MATERIAL .

               Cause or permit: (i) any Hazardous Material to be placed, held, located or disposed of, on, under or at any Facility or any part thereof, except for such Hazardous Materials that are necessary for Omega's or any Subsidiary's or any Operator's operation of its business thereon and which shall be used, stored, treated and disposed of in compliance with all applicable Environmental Laws and Regulations or (ii) such Facility or any part thereof to be used as a collection, storage, treatment or disposal site for any Hazardous Material. Omega and each Subsidiary acknowledges and agrees that the Agent and the Banks shall have no liability or responsibility for either:

                   (i) damage, loss or injury to human health, the environment or natural resources caused by the presence, disposal, release or threatened release of Hazardous Materials on any part of such Facility; or

                   (ii) abatement and/or clean-up required under any applicable Environmental Laws and Regulations for a release, threatened release or disposal of any Hazardous Materials located at any Facility or used by or in connection with the Omega's or any Subsidiary's or any Operator's business.

          SECTION 7.15 INTEREST RATE PROTECTION.

               Permit more than twenty-five (25%) percent of Indebtedness (other than outstanding Credit Loans), on a consolidated basis, to bear interest at other than fixed rates; provided, however, that if and to the extent that any such Indebtedness is subject to an Interest Rate Contract, such Indebtedness shall be deemed to bear interest at a fixed rate.

          SECTION 7.16 CONSTRUCTION INVESTMENTS.

               Permit the outstanding principal amount, accrued interest on and related fees in connection with its Construction Investments to exceed an amount equal to ten (10%) percent of the Borrowers' consolidated Investments in Healthcare Assets; provided, Omega shall not make a Construction Investment for a Facility unless (i) there is included in the terms thereof an agreement for the conversion of Omega's interests in the Facility upon the completion thereof into full ownership or a mortgage interest, and (ii) if a mortgage interest, Omega shall retain a first Lien on such Facility.

     ARTICLE 8.   EVENTS OF DEFAULT .

          If any one or more of the following events ("EVENTS OF DEFAULT") shall occur and be continuing, the Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Restated Notes outstanding and all other obligations and Indebtedness of each of the Borrowers to the Banks and the Agent arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to each Borrower by the Agent (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by each Borrower:

          SECTION 8.1 PAYMENTS .

               Failure by any Borrower to make any payment or mandatory repayment of principal or interest upon any Restated Note or to make any payment of any Fee when due; or

          SECTION 8.2 CERTAIN COVENANTS .

               Failure by any Borrower to perform or observe any of the agreements of a Borrower contained in Section 6.9 or Article 7 hereof; or

          SECTION 8.3 OTHER COVENANTS .

               Failure by any Borrower to perform or observe any other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of thirty (30) days after notice thereof shall have been given to such Borrower by the Agent; or

          SECTION 8.4 OTHER DEFAULTS .

               (a) Failure by any Borrower to perform or observe any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which it is a party or by which it is bound, or by which any of its properties or assets may be affected including, without limitation, any of the subordinated notes or other agreements or evidences of Indebtedness covered by any Subordination Agreement (a "DEBT INSTRUMENT"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (b) Any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

               (c) Failure to pay any Indebtedness for borrowed money due at final maturity or pursuant to demand under any Debt Instrument;

provided, however, that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument that on the date this Section 8.4 would otherwise be applicable thereto, relates to or evidences Indebtedness in a principal amount of less than $5,000,000; or

          SECTION 8.5 REPRESENTATIONS AND WARRANTIES .

               Any representation or warranty made in writing to the Banks or the Agent in any of the Loan Documents or in connection with the making of the Loans, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered, which in any event results in a Material Adverse Effect; or

          SECTION 8.6 BANKRUPTCY .

               (a) Any Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or him or a substantial part of its or his assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any Borrower shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it or him, that remains undismissed for a period of thirty (30) days or more; or any order for relief shall be entered in any such proceeding; or any Borrower by any act or omission shall indicate its or his consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or him or any substantial part of any of its or his properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or

               (b) Any Borrower shall generally not pay its or his debts as such debts become due; or

               (c) Any Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its or his property, with intent to hinder, delay or defraud its or his creditors or any of them or made or suffered a transfer of any of its or his property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its or his property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its or his property through legal proceedings or distraint that is not vacated within thirty (30) days from the date thereof; or

          SECTION 8.7 JUDGMENTS .

               Any judgment against any Borrower or any attachment, levy or execution against any of its properties for any amount in excess of $2,500,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

          SECTION 8.8 ERISA .

               (a) The termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

               (b) Failure by any Borrower to make required contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

          SECTION 8.9 MATERIAL ADVERSE EFFECT .

               There shall occur a Material Adverse Effect; or

          SECTION 8.10 OWNERSHIP.

               (i) Any Person, or a group of related Persons, shall acquire (a) beneficial ownership in excess of 25% of the outstanding stock of Omega or other voting interest having ordinary voting powers to elect a majority of the directors, managers or trustees of Omega (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (b) all or substantially all of the Investments of Omega, or (ii) a majority of the Board of Directors of Omega, at any time, shall be composed of Persons other than (a) Persons who were members of the Board of Directors on the date of this Agreement, or (b) Persons who subsequently become members of the Board of Directors on the date of this Agreement, or (c) Persons who subsequently become members of the Board of Directors and who either (x) are appointed or recommended for election with the affirmative vote of a majority of the directors in office as of the date of this Agreement or (y) are appointed or recommended for election with the affirmative vote of a majority of the Board of Directors of Omega then in office; or

          SECTION 8.11 REIT STATUS, ETC.

               Omega shall at any time fail to maintain its REIT Status, or Omega or any Subsidiary shall lose, through suspension, termination, impoundment, revocation, failure to renew or otherwise, any material license or permit; or

          SECTION 8.12 ENVIRONMENTAL.

               Omega or any of its Facilities shall become subject to one or more liens for costs or damages in excess of $2,500,000 individually or in the aggregate under any Environmental Laws and Regulations and such liens shall remain in place for 30 days after the creation thereof; or

          SECTION 8.13 DEFAULT BY OPERATOR.

               Ninety (90) days after the occurrence of any default by an Operator in the payment of amounts which are due and owing under any lease, note, mortgage or deed of trust (or related security documents) between an Operator and any Borrower or any other event of default by an Operator under the applicable lease, note, mortgage or deed of trust (or related security document) as a result of which such Borrower accelerates the obligations of such Operator, with respect in each case to an Operator whose aggregate Lease Rental Expense and/or Mortgage Expense accounts for 15% or more of the aggregate amount of all Lease Rental Expense and/or Mortgage Expense owing to the Borrowers from all Operators.

     ARTICLE 9.   THE AGENT .

          SECTION 9.1 APPOINTMENT, POWERS AND IMMUNITIES .

               Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents and shall not be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or the other Loan Documents in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or for the collectibility of the Loans or for any failure by any Borrower to perform any of its obligations hereunder or under the other Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or the other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

          SECTION 9.2 RELIANCE BY AGENT .

               The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or the other Loan Documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or the other Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          SECTION 9.3 EVENTS OF DEFAULT .

               The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give notice thereof to the Banks (and shall give each Bank notice of each such non-payment). The Agent shall (subject to Section 9.7 hereof) take such action with respect to such Default as shall be directed by the Required Banks.

          SECTION 9.4 RIGHTS AS A BANK .

               With respect to its Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with each Borrower or its Affiliates, as if it were not acting as the Agent, and the Agent may accept fees and other consideration from each Borrower or its Affiliates, for services in connection with this Agreement or any of the other Loan Documents or otherwise without having to account for the same to the Banks.

          SECTION 9.5 INDEMNIFICATION .

               The Banks shall indemnify the Agent (to the extent not reimbursed by each Borrower under Sections 10.1 and 10.2 hereof), ratably in accordance with the aggregate principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein or the transactions contemplated hereby and thereby (including, without limitation, the costs and expenses that each Borrower is obligated to pay under Sections 10.1 and 10.2 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

          SECTION 9.6 NON-RELIANCE ON AGENT AND OTHER BANKS .

               Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by each Borrower of this Agreement or the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of each Borrower.
Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of each Borrower, that may come into the possession of the Agent or any of its Affiliates.

          SECTION 9.7 FAILURE TO ACT .

               Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          SECTION 9.8 RESIGNATION OR REMOVAL OF AGENT .

               Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving not less than 10 days' prior written notice thereof to the Banks and each Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, after consultation with each Borrower, appoint a successor Agent which shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

          SECTION 9.9 SHARING OF PAYMENTS .

               (a) Prior to any acceleration by the Agent and the Banks of the
Obligations:

                   (i) in the event that any Bank shall obtain payment in respect of a Restated Note, or interest thereon, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the corresponding Restated Note held by it, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment with each Bank; and

                   (ii) in the event that any Bank shall obtain payment in respect of any Interest Rate Contract to which such Bank is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, such Bank shall be permitted to retain the full amount of such payment and shall not be required to share such payment with any other Bank.

               (b) Upon or following any acceleration by the Agent and the Banks of the Obligations, in the event that any Bank shall obtain payment in respect of a Restated Note, or interest or Fees thereon, or in respect of an Interest Rate Contract to which such Bank is a party, whether voluntarily or involuntarily, and whether through the exercise of a right of banker's lien, set-off or counterclaim against each Borrower or otherwise, in a greater proportion than any such payment obtained by any other Bank in respect of the aggregate amount of the corresponding Restated Note held by such Bank and any Interest Rate Contract to which such Bank is a party, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan. For the purposes of this subsection 9.9(b), payments on Restated Notes received by each Bank shall be in the same proportion as the proportion of: (A) the sum of: (x) the Obligations owing to such Bank in respect of the Restated Note held by such Bank, plus (y) the Obligations owing to such Bank in respect of Interest Rate Contracts to which such Bank is party, if any, to (B) the sum of: (x) the Obligations owing to all of the Banks in respect of all of the Restated Notes, plus (y) the Obligations owing to all of the Banks in respect of all Interest Rate Contracts to which any Bank is a party; provided, however, that, with respect to subsections 9.9(a)(i) and (b) above, if all or any portion of such excess payment or benefits is thereafter recovered from the Bank that received the proportionate overpayment, such purchase of Loans or payment of benefits, as the case may be, shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

     ARTICLE 10.   MISCELLANEOUS PROVISIONS .

          SECTION 10.1 FEES AND EXPENSES; INDEMNITY .

               The Borrowers will promptly pay all costs of the Agent in preparing the Loan Documents and all costs and expenses of the issue of the Restated Notes and of each Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with and the reasonable fees and expenses and disbursements of counsel to the Agent in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Banks and the Agent, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against any of the Banks or the Agent arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (other than a claim or action resulting from the gross negligence, willful misconduct, or intentional violation of law by the Agent and or the Banks). In addition, the Borrowers will promptly pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by each Bank in connection with its enforcement of the payment of the Restated Notes held by it or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrowers shall indemnify each Bank and the Agent and each of their respective directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans and any and all transactions related to or consummated in connection with the Loans (other than as a result of the gross negligence, willful misconduct or intentional violation of law by the party seeking indemnification), including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Bank or the Agent or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise against the Agent, the Banks or any of their officers, directors, affiliates, agents or Affiliates, that is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of any Borrower and its affiliates in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omission or alleged acts, practices or omissions of any Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions that are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acqui-sition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever. The indemnity set forth herein shall be in addition to any other obligations or liabilities of any Borrower to the Agent and the Banks hereunder or at common law or otherwise.
The provisions of this Section 10.1 shall survive the payment of the Restated Notes and the termination of this Agreement.

          SECTION 10.2 TAXES .

               If, under any law in effect on the date of the closing of any Loan hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Restated Note, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then each Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Banks and the Agent against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of a Restated Note, such Bank, or such other holder, as the case may be, may notify each Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from each Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrowers in this Section 10.2 shall survive payment of the Restated Notes and the termination of this Agreement.

          SECTION 10.3 PAYMENTS .

               As set forth in Article 2 hereof, all payments by each Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Agent at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds, by wire transfer or otherwise, not later than 11:00 A.M. New York City time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Restated Notes shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Restated Notes (after withholding for or on account of: (i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of such Bank payable by such Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Restated Notes). Upon payment in full of any Restated Note issued to any Bank and/or termination of any Bank's Commitment, the Bank holding such Restated Note shall mark the Restated Note "Paid" and return it to the Borrower specified on such Restated Note.

          SECTION 10.4 SURVIVAL OF AGREEMENTS AND
                       REPRESENTATIONS; CONSTRUCTION .

               All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the Restated Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

          SECTION 10.5 LIEN ON AND SET-OFF OF DEPOSITS .

               As security for the due payment and performance of all the Obligations, each Borrower hereby grants to Agent for the ratable benefit of the Banks a Lien on any and all deposits or other sums at any time credited by or due from the Agent or any Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to any Bank or the Agent from or for such Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by any Bank or the Agent against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral.

          SECTION 10.6 MODIFICATIONS, CONSENTS AND
                       WAIVERS; ENTIRE AGREEMENT .

               No modification, amendment or waiver of or with respect to any provision of this Agreement, any Restated Notes, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by any Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Agent and each Bank except that: (i) any modification or amendment of, or waiver or consent with respect to, Article 4 shall be required to be signed only by the Agent and the Required Banks (provided, however, that the consummation of a Loan by a Bank shall be deemed, with respect to such Loan only, to have the effect of the execution by such Bank of a waiver of, or consent to a departure from, any term or provision of Article 4 that has not been satisfied as of the date of the consummation of such Loan); and (ii) any modification or amendment of, or waiver or consent with respect to, Articles 1 (other than the definition of "Required Banks"), 5, 6, 7, 8 (other than the preamble to Article 8 or Section 8.1 hereof) and 10 (other than this
Section 10.6) may be signed only by the Agent and the Required Banks. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Agent and the Borrowers and supersede all prior agreements and understandings relating to the subject matter hereof.

          SECTION 10.7 REMEDIES CUMULATIVE; COUNTERCLAIMS .

               Each and every right granted to the Agent and the Banks hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Agent or any Bank or the holder of any Restated Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that any Borrower may have against any Bank or the Agent and without regard to any other obligation of any nature whatsoever that any Bank or the Agent may have to any Borrower, and no such counterclaim or offset shall be asserted by any Borrower (unless such counter-claim or offset would, under applicable law, be permanently and irrevocably lost if not brought in such action) in any action, suit or proceeding instituted by any Bank or the Agent for payment or performance of the Obligations .

          SECTION 10.8 FURTHER ASSURANCES .

               At any time and from time to time, upon the request of the Agent, each Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans.

          SECTION 10.9 NOTICES .

               All notices, requests, reports and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

               (a) If to the Borrowers:

                   c/o Omega Healthcare Investors, Inc.
                   905 West Eisenhower Circle/Suite 110
                   Ann Arbor, Michigan  48103
                   Attention:  Mr. Essel W. Bailey, Jr.,

                               President
                   Telecopier No: (313) 996-0020

                   with a copy to:

                   Dykema Gossett PLLC
                   1577 North Woodward Avenue/Suite 300
                   Bloomfield Hills, Michigan  48304-2820
                   Attention: Fred J. Fechheimer, Esq.
                   Telecopier No.: (810) 540-0763
               (b) If to any Bank:

                   To its address set forth below its name on the signature pages hereof, with a copy to the Agent; and

               (c) If to the Agent:

                   Fleet Bank, N.A., as Agent
                   1185 Avenue of the Americas
                   New York, New York 10036
                   Attention: Mr. Robert A. Isaksen
                   Telecopier No.: (212) 819-4110

                   with a copy (other than in the case
                   of Borrowing Notices and reports
                   and other documents delivered in
                   compliance with Article 5 hereof) to:

                   Winston & Strawn
                   200 Park Avenue
                   New York, New York 10166
                   Attention:  Richard S. Talesnick, Esq.
                   Telecopier No.: (212) 294-4700


Any notice, request, demand or other communication hereunder shall be deemed to have been given on: (x) the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed by one of the other methods of delivery set forth herein) or delivered by receipted hand or such commercial messenger service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail, or (z) on the day it is delivered to the telegraph company, addressed as aforesaid, if sent by telegraph. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

          SECTION 10.10 COUNTERPARTS .

               This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 10.11 SEVERABILITY .

               The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          SECTION 10.12 BINDING EFFECT; NO ASSIGNMENT
                        OR DELEGATION BY BORROWERS.

               This Agreement shall be binding upon and inure to the benefit of each of the Borrowers and their respective successors and to the benefit of the Banks and the Agent and their respective successors and assigns. The rights and obligations of each Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent and the Required Banks, and any purported assignment or delegation without such consent shall be void.

          SECTION 10.13 ASSIGNMENTS AND PARTICIPATIONS BY BANKS .

               (a) Each Bank may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it, and the Restated Note or Restated Notes held by it); provided, however, that:
(i) the Borrowers and the Agent must give prior written consent to such assignment (unless such assignment is to an Affiliate of such Bank), which consent shall not be unreasonably withheld, (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and a processing fee of $3,500.00, (iii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement, (iv) the amount of each of the Revolving Credit Commitment and the Term Commitment, as the case may be, of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000, and (v) each such assignment shall be to an Eligible Assignee. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

               (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of each Borrower or the performance or observance by each Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Restated Note subject to such assignment, the Agent shall: (i) accept such Assignment and Acceptance, and (ii) give prompt notice thereof to the Borrowers. Within five Business Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for the surrendered Restated Note(s) a new Restated Note(s) to the order of such Eligible Assignee in an amount equal to the Revolving Credit Commitment and/or Term Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Revolving Credit Commitment and/or a Term Commitment hereunder, a new Restated Note(s) to the order of the assigning Bank in an amount equal to the Revolving Credit Commitment and/or Term Commitment retained by it hereunder. Such new Restated Note(s) shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Restated Note(s), shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

               (d) Each Bank may, without the prior consent of the Agent, the other Banks or the Borrowers, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit

Commitment, the Loans owing to it, and the Restated Note(s) held by it; provided, however, that: (i) such Bank's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Restated Note(s) for all purposes of this Agreement, and the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

               (e) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower furnished to such Bank by or on behalf of such Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to such Borrower received by it from such Bank.

               (f) Anything in this Section 10.13 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of its Loans and its Restated Notes to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

          SECTION 10.14  DELIVERY OF TAX FORMS.

               Each Bank that is not organized under the laws of the United States or a state thereof shall:

               (a) deliver to the Borrowers and the Agent, on or prior to the date of the execution and delivery of this Agreement or the date on which it becomes a Bank hereunder, (i) two accurate and duly completed executed copies of United States IRS Form 1001 or 4224, or successor applicable form, as the case may be, and (ii) an accurate and complete IRS Form W-8 or W-9, or successor applicable form, as the case may be;

               (b) deliver to the Borrowers and the Agent two further accurate and complete executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

               (c) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrowers or the Agent;

unless in any such case under clause (b) above an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Borrowers and the Agent. Such Bank shall certify (i) in the case of a Form 1001 or 4224 that is provided pursuant to Section 10.14(a), that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes; (ii) in the case of an IRS Form 1001 or 4224 that is provided pursuant to subsection 10.14(b), to the extent legally entitled to do so, that it is entitled to receive payments under this Agreement without, or at a reduced rate of, deduction or withholding of any United States Federal income taxes; and (iii) and in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person not organized under the laws of the United States or a state thereof that is an assignee hereunder shall, prior to the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this
Section 10.14.

     SECTION 10.15 GOVERNING LAW; CONSENT TO JURIS-
                   DICTION; WAIVER OF TRIAL BY JURY .

               (a) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

               (b) EACH BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 HEREOF. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN

ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 10.14 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

               (c) EACH BORROWER, THE BANKS AND THE AGENT WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PERFECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          SECTION 10.16 JOINT AND SEVERAL OBLIGATIONS.

               All of the Obligations, indebtedness, liabilities, undertakings, representations and warranties of the Borrowers hereunder shall be joint and several obligations of the Borrowers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                        OMEGA HEALTHCARE INVESTORS, INC.
                        BAYSIDE STREET, INC.
                        STERLING ACQUISITION CORP.
                        STERLING ACQUISITION CORP. II
                        OS LEASING COMPANY
                        OHI (ILLINOIS), INC.



                        BY /s/ ESSEL W. BAILEY, JR.
                          ---------------------------------
                               PRESIDENT

     Essel W. Bailey, Jr., as an executive officer of all of the aforementioned corporations, has executed this Amended and Restated Loan Agreement and intending that all corporations above named are bound and are to be bound by the one signature as if he had executed this Amended and Restated Loan Agreement separately for each of the above named corporations.

REVOLVING CREDIT COMMITMENT:

$19,500,000                     FLEET BANK, N.A., AS AGENT
                                  AND AS A BANK


TERM COMMITMENT:
        BY /s/ ROBERT A. ISAKSEN
          ------------------------
               VICE PRESIDENT

$13,000,000                                               Lending Office
                                           for Prime Rate Loans and LIBOR
                                           Loans:

                                           1185 Avenue of the Americas
                                           New York, New York  10036

                                           Attention: Mr. Robert A. Isaksen


                                           Address for Notices:

                                           Fleet Bank, N.A.
                                           1185 Avenue of the Americas
                                           New York, New York  10036

                                           Attention: Mr. Robert A. Isaksen

                                           Telecopier:  (212) 819-4110

REVOLVING CREDIT COMMITMENT:

$18,500,000                     DRESDNER BANK AG, NEW YORK BRANCH
                                AND GRAND CAYMAN BRANCHES


TERM COMMITMENT:                BY /s/ ANDREW P. NESI
                                   -----------------------------------------
                                     ANDREW P. NESI, VICE PRESIDENT
$4,000,000


                                BY /s/ FELIX K. CAMACHO
                                   -----------------------------------------
                                     FELIX K. CAMACHO, ASSISTANT TREASURER


                                Lending Office for Prime Rate Loans:

                                Dresdner Bank AG, New York Branch
                                75 Wall Street
                                New York, New York 10005
                                Attn: Felix K. Camacho

                                Lending Office for LIBOR Loans:

                                Dresdner Bank AG, New York Branch
                                and Grand Cayman Branches
                                75 Wall Street
                                New York, New York 10005
                                Attn: Felix K. Camacho


                                Address for Notices:

                                75 Wall Street
                                New York, New York 10005
                                Attn:  Robert Reddington

                                Telecopier No.: (212) 429-2130

REVOLVING CREDIT COMMITMENT:

$22,500,000                             HARRIS TRUST AND SAVINGS BANK


TERM COMMITMENT:
     BY /s/ JEFFREY C. NICHOLSON
        ----------------------------
              VICE PRESIDENT


     -0-


                                                       Lending Office
                                        for Prime Rate Loans and LIBOR Loans:

                                        111 West Monroe Street
                                        Chicago, Illinois  60603

                                        Attention:  Mr. Jeffrey Nicholson

                                        Address for Notices:

                                        Harris Trust and Savings Bank
                                        111 West Monroe Street
                                        Chicago, Illinois  60603

                                        Attention:  Mr. Jeffrey Nicholson

                                        Telecopier: (312) 461-5225

REVOLVING CREDIT COMMITMENT:

$22,500,000                                     NBD BANK


TERM COMMITMENT: BY /s/ J. RICHARD SCHOELCH
                    --------------------------
                       FIRST VICE PRESIDENT

    -0-


                                                               Lending Office
                                                for Prime Rate Loans and LIBOR
                                                Loans:

                                                611 Woodward Avenue
                                                Detroit, Michigan  48226

                                                Attention:  Mr. Richard Schoelch


                                                Address for Notices:

                                                NBD Bank
                                                611 Woodward Avenue
                                                Detroit, Michigan  48226

                                                Attention:  Mr. Richard Schoelch

                                                Telecopier:  (313) 226-0857

REVOLVING CREDIT COMMITMENT:

$20,000,000                                     THE SUMITOMO BANK, LIMITED


TERM COMMITMENT:
     BY /s/ THOMAS A. GARZA
        -------------------------------
               VICE PRESIDENT
     -0-

     BY /s/ BRIAN J. CUSHING
        -------------------------------
               VICE PRESIDENT


                                                                 Lending Office
                                           for Prime Rate Loans and LIBOR Loans:

                                           The Sumitomo Bank, Limited
                                           Chicago LPO
                                           233 S. Wacker Drive, Suite 5400
                                           Chicago, Illinois  60606

                                           Attention: Deena M. Larsen


                                           Address for Notices:

                                           The Sumitomo Bank, Limited
                                           233 S. Wacker Drive, Suite 5400

                                           Chicago, Illinois  60606

                                           Attention: Thomas A. Garza

                                           Telecopier:  (312) 993-6255

REVOLVING CREDIT COMMITMENT:

$20,000,000                                     BANK ONE, N.A.


TERM COMMITMENT:
     BY /s/ KAREN ST. ARNAUD
        ----------------------------
          ASSISTANT VICE PRESIDENT
    -0-


                                                                 Lending Office
                                           for Prime Rate Loans and LIBOR Loans:

                                           Bank One, N.A.
                                           Kettering Tower
                                           40 North Main Street
                                           Dayton, Ohio  45423

                                           Attention:  Ms. Karen St. Arnaud


                                           Address for Notices:

                                           Bank One, N.A.
                                           Kettering Tower
                                           40 North Main Street
                                           Dayton, Ohio  45423

                                           Attention:  Ms. Karen St. Arnaud

                                           Telecopier:  (937) 449-4885

REVOLVING CREDIT COMMITMENT:

$15,000,000                                     MICHIGAN NATIONAL BANK


TERM COMMITMENT:
     BY /s/ DRAGA PALINCAS
        --------------------------
          RELATIONSHIP MANAGER
    -0-


                                                               Lending Office
                                                for Prime Rate Loans and LIBOR
                                                Loans:

                                                Michigan National Bank
                                                27777 Inkster Road
                                                Farmington Hills, MI 48333-9065

                                                Attention: Ms. Draga Palincas


                                                Address for Notices:

                                                Michigan National Bank
                                                27777 Inkster Road
                                                Farmington Hills, MI 48333-9065

                                                Attention: Ms. Draga Palincas

                                                Telecopier:  (810) 473-4345

REVOLVING CREDIT COMMITMENT:
$15,000,000                             LASALLE NATIONAL BANK


TERM COMMITMENT:
                                        BY /s/ MICHAEL J. BURTON
                                           ----------------------------
                                               FIRST VICE PRESIDENT
    -0-


                                                       Lending Office
                                        for Prime Rate Loans and LIBOR
                                        Loans:

                                        LaSalle National Bank
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603

                                        Attention: Ms. Jody Staszesky


                                        Address for Notices:

                                        LaSalle National Bank
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603

                                        Attention: Ms. Jody Staszesky

                                        Telecopier:  (312) 904-6457

REVOLVING CREDIT COMMITMENT:

$10,000,000                                     BHF-BANK AKTIENGESELLSCHAFT


TERM COMMITMENT:
     BY /s/ JOHN SYKES
        ---------------------------
         ASSISTANT VICE PRESIDENT
$8,000,000

                                        BY /s/ THOMAS J. SCIFL
                                           ----------------------------------
                                                ASSISTANT VICE PRESIDENT



                                                       Lending Office
                                        for Prime Rate Loans and LIBOR
                                        Loans:

                                        BHF-BANK Aktiengesellschaft
                                        590 Madison Avenue
                                        New York, New York 10022-2540

                                        Attention: Mr. John Sykes


                                        Address for Notices:


                                        BHF-BANK Aktiengesellschaft
                                        590 Madison Avenue
                                        New York, New York 10022-2540

                                        Attention: Mr. John Sykes

                                        Telecopier:  (212) 756-5536

REVOLVING CREDIT COMMITMENT:

$12,000,000                                                     KREDIETBANK N.V.


                                             BY /s/ JOHN E. THIERSELDER
_____                                          -------------------------------
                                                      VICE PRESIDENT


                                             BY /s/ ROBERT SNAUSSER
_____                                          -------------------------------
                                                      VICE PRESIDENT


                                                    Lending Office for
                                       Prime Rate Loans:

                                       Kredietbank N.V., New York Branch
                                       125 West 55th Street
                                       New York, New York 10019
                                       Attention: Lynda Resuma

                                                    Lending Office
                                       for LIBOR Loans:

                                       Kredietbank N.V., Grand Cayman Branch
                                       125 West 55th Street
                                       New York, New York 10019
                                       Attention: Lynda Resuma

                                       Address for Notices:

                                       Kredietbank N.V.
                                       125 West 55th Street
                                       New York, New York 10019
                                       Attention: Lynda Resuma

                                       Telecopier: (212) 541-0657

                           EXHIBITS AND SCHEDULES TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT


EXHIBITS

1       List of Borrowers

A-1     Form of Restated Term Note

A-2     Form of Restated Credit Note

B       Form of Assignment and Acceptance

C       Form of Borrowing Base Certificate

D       Form of Compliance Certificate

SCHEDULES
     3.1 States of Incorporation and Qualification, and Capitalization of Borrowers and Subsidiaries

3.2     Consents, Waivers, Approvals; Violation of
Agreements

3.6     Judgments, Actions, Proceedings

3.7     Defaults; Compliance with Laws, Regulations,
Agreements

3.8     Burdensome Documents

3.13    Name Changes, Mergers, Acquisitions

3.15    Licenses and Approvals

3.16    Employee Benefit Plans

6.15    List of Operators

7.1     Permitted Indebtedness and Guaranties

7.2     Permitted Security Interests, Liens and
        Encumbrances

7.8     Permitted Investments

EXHIBIT 1
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT


                               LIST OF BORROWERS

NAME OF BORROWER                                STATE OF ORGANIZATION
----------------                                ---------------------
Omega Healthcare Investors, Inc.                        Maryland
Bayside Street, Inc.                                    Maryland
Sterling Acquisition Corp.                              Kentucky
Sterling Acquisition Corp. II                           Kentucky
OS Leasing Company                                      Kentucky
OHI (Illinois), Inc.                                    Illinois

                                  EXHIBIT A-1
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT

                           FORM OF RESTATED TERM NOTE


US$____________                                 DATED: SEPTEMBER __, 1997


     FOR VALUE RECEIVED, each of the undersigned corporations (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of ______________________ (the "BANK") on the Term Maturity Date (as defined in the Agreement referred to below), the principal sum equal to the aggregate unpaid principal amount of the Term Loans (as defined in the Agreement) outstanding on the close of business on the Term Maturity Date made by the Bank to the Borrowers; together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in the applicable currency determined in accordance with the Agreement to Fleet Bank, N.A., as Agent (the "AGENT") on behalf of the Bank, at its office determined in accordance with the Agreement in immediately available funds. The Term Loans made by the Bank to the Borrowers pursuant to the Agreement and all payments on account of principal hereof shall be recorded by the Bank on Schedule A attached hereto which is part of this Term Note or otherwise in accordance with its usual practices and such notations shall be conclusively presumed to be accurate absent manifest error; provided, however, that the failure to so record shall not affect the Borrowers' obligations under this Term Note.

     Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

     This Note is a Restated Term Note referred to in, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated as of September __, 1997 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "AGREEMENT") and the other Loan Documents. [This Term Note supersedes the Term Note made by the Borrowers dated June 6, 1996 payable to the order of the Bank in the original principal amount of $_________ in connection with the Original Loan Agreement but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby.]

     Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for repayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Term Note.

     The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Term Note.

     THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                       OMEGA HEALTHCARE INVESTORS, INC.
                             BAYSIDE STREET, INC.
                          STERLING ACQUISITION CORP.
                        STERLING ACQUISITION CORP. II
                              OS LEASING COMPANY
                             OHI (ILLINOIS), INC.


                                     BY_______________________________
                                                                     TITLE

     Essel W. Bailey, Jr., as an executive officer of all of the aforementioned corporations, has executed this Term Note intending that all corporations above named are bound and are to be bound by the one signature as if he had executed this Term Note separately for each of the above named corporations.

                                                                     Schedule A

 ------------------------------------------------------------------------------

                               PRINCIPAL PAYMENTS

 ------------------------------------------------------------------------------


                  Restated Term Note dated September __, 1997

                            payable to the order of

                                     [Bank]


======================================================================================================
                                    Interest  Period
      Principal                     (if other than a
      Amount of  Type of            Prime Rate Loan)      Amount of         Unpaid Principal  Notation
Date  Term Loan  Loan     Currency  and Interest  Rate    Principal Repaid  Balance           Made By
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

======================================================================================================

                                  EXHIBIT A-2
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT


                          FORM OF RESTATED CREDIT NOTE


US$____________                                       DATED: SEPTEMBER __, 1997


     FOR VALUE RECEIVED, each of the undersigned corporations (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of ______________________ (the "BANK") on the Revolving Credit Commitment Termination Date (as defined in the Agreement referred to below), the principal sum of _____________________ United States Dollars (US$___________), or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Credit Loans (as defined in the Agreement) outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in the applicable currency determined in accordance with the Agreement to Fleet Bank, N.A., as Agent (the "AGENT") on behalf of the Bank, at its office determined in accordance with the Agreement in immediately available funds. The Credit Loans made by the Bank to the Borrowers pursuant to the Agreement and all payments on account of principal hereof shall be recorded by the Bank on Schedule A attached hereto which is part of this Credit Note or otherwise in accordance with its usual practices and such notations shall be conclusively presumed to be accurate absent manifest error; provided, however, that the failure to so record shall not affect the Borrowers' obligations under this Credit Note.

     Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

               This Note is a Restated Credit Note referred to in, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated as of September __, 1997 by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "AGREEMENT") and the other Loan Documents. [This Credit Note supersedes the Credit Note made by the Borrowers dated June 6, 1996 payable to the order of the Bank in the original principal amount of $_________ in connection with the Original Loan Agreement but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby.]

               Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for repayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

               The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Credit Note.

               The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Credit Note.

               THIS CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                             OMEGA HEALTHCARE INVESTORS, INC.
                             BAYSIDE STREET, INC.
                STERLING ACQUISITION CORP.
        STERLING ACQUISITION CORP. II
                             OS LEASING COMPANY
                             OHI (ILLINOIS), INC.

                             BY
                                -------------------------------
                                                             TITLE

     Essel W. Bailey, Jr., as an executive officer of all of the aforementioned corporations, has executed this Credit Note intending that all corporations above named are bound and are to be bound by the one signature as if he had executed this Credit Note separately for each of the above named corporations.

                                                                     Schedule A

 ------------------------------------------------------------------------------

                               PRINCIPAL PAYMENTS

 ------------------------------------------------------------------------------


                  Restated Term Note dated June 6, 1996

                            payable to the order of

                                     [Bank]



======================================================================================================
                                    Interest  Period
      Principal                     (if other than a
      Amount of  Type of            Prime Rate Loan)      Amount of         Unpaid Principal  Notation
Date Credit Loan  Loan     Currency  and Interest  Rate    Principal Repaid  Balance           Made By
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

======================================================================================================

                                   EXHIBIT B
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                                                             Dated ___________

     Reference is hereby made to the Second Amended and Restated Loan Agreement dated September __, 1997 (the "LOAN AGREEMENT") by and among Omega Healthcare Investors, Inc. and certain of its Subsidiaries (collectively, the "BORROWERS"), the Banks signatory thereto (collectively, the "BANKS") and Fleet Bank, N.A. in its capacity as agent for the Banks (in such capacity, the "AGENT"). Capitalized terms used herein that are defined in the Loan Agreement that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     _______________________________, a __________________ (the "ASSIGNOR") and
_______________________________________, a ________________,  (the "ASSIGNEE")
agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __ % interest in and to all of the Assignor's rights and obligations under the Loan Agreement as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Assignor's Revolving Credit Commitment as in effect on the Effective Date, and the Loans owing to the Assignor on the Effective Date, and the Restated Note(s) held by the Assignor).

     2. The Assignor: (i) represents and warrants that as of the date hereof its Total Commitment (without giving effect to assignments thereof that have not yet become effective) is $__________ ($_________ representing its Term Commitment and $__________ representing its Revolving Credit Commitment) and the aggregate outstanding principal amount of Loans owing to it (without giving effect to assignments thereof that have not yet become effective) is $__________ ($_________ in Credit Loans and $__________ in Term Loans); (ii)
represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder, and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other Loan Party or the performance or observance by the Borrowers or any other Loan Party of any of their respective obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto; and (v) attaches the Restated Note(s) referred to in paragraph 1 above and requests that the Agent exchange such Restated Note(s) for new Restated Note(s) as follows: [a Restated Credit Note dated the Effective Date (as such term is defined below) in the principal amount of $________ payable to the order of the Assignee, a Restated Credit Note dated the Effective Date in the principal amount of $_________ payable to the order of the Assignor, a Restated Term Note dated the Effective Date in the principal amount of $_________ payable to the order of the Assignee and a Restated Term Note dated the Effective Date in the principal amount of $_________ payable to the order of the Assignor.]

     3. The Assignee: (i) confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank; and (vi) specifies as its addresses for Prime Rate Loans and LIBOR Loans (and address for notices) the offices set forth beneath its name on the signature pages hereof.

     4. The effective date for this Assignment and Acceptance shall be ________________ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent, together with a processing fee of $3,500.

     5. Upon such acceptance, as of the Effective Date: (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

     6. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments under the Loan Agreement and the Restated Note(s) in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the Restated Note(s) for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                                             [NAME OF ASSIGNOR]


                                             BY_________________________________
                                                                     TITLE

                                             [NAME OF ASSIGNEE]


                                             BY_________________________________
                                     TITLE

                                            LENDING OFFICE FOR PRIME RATE LOANS:

                                            LENDING OFFICE FOR LIBOR LOANS:

                                            ATTENTION:

                                            ADDRESS FOR NOTICES:

                                            ATTENTION:


                                            TELEPHONE NO.:
                                            TELECOPIER NO.:

ACCEPTED THIS ___ DAY
OF ______________, ______

FLEET BANK, N.A., AS AGENT

BY___________________________
                           TITLE

                                   EXHIBIT C
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT

                       FORM OF BORROWING BASE CERTIFICATE

                                                             {DATE}

Fleet Bank, N.A., as Agent
1185 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

     Reference is made to the Second Amended and Restated Loan Agreement dated as of September __, 1997 (the "LOAN AGREEMENT"), among Omega Healthcare Investors, Inc. and certain of its Subsidiaries (collectively, the "BORROWER"), the banks party thereto (the "BANKS") and you as agent for the Banks (the "AGENT"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan Agreement.

     The Borrower hereby represents and warrants to the Agent and the Banks that:

     A. The attached computations of the Borrowing Base, and the related supporting schedules attached hereto, are true and correct as of the close of business on the most recent month end and are in conformity with the terms and conditions of the Loan Agreement; and

     B. No Event of Default and no Default (as defined in the Loan Agreement) has occurred and is continuing.

                                                VERY TRULY YOURS,

                                                OMEGA HEALTHCARE INVESTORS, INC.
                                                BAYSIDE STREET, INC.
                                                STERLING ACQUISITION CORP.
                                                STERLING ACQUISITION CORP. II
                                                OS LEASING COMPANY
                                                OHI (ILLINOIS), INC.


                                                BY:____________________________

                                                                          TITLE

     _____________, as an executive officer of all of the aforementioned corporations, has executed this Borrowing Base Certificate intending that all corporations above named are bound by his/her one signature as if (s)he had executed this Borrowing Base Certificate separately for each of the above named corporations.

                                   EXHIBIT D
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                        OMEGA HEALTHCARE INVESTORS, INC.
                        AND CERTAIN OF ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                      AND
                           FLEET BANK, N.A., AS AGENT

                         FORM OF COMPLIANCE CERTIFICATE

                                   EXHIBIT D
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

Section 6.9 (Financial Covenants): Omega Healthcare Investors, Inc. Second Amended and Restated Loan Agreement
COMPLIANCE CERTIFICATE: QUARTER ENDED (DATE)

a)      Maximum Total Indebtedness to Tangible Net Worth of Not Greater Than 1.10: 1.00:
        As of: (date) in thousands
        Total Indebtedness                                 $
                                                            ===========

        Shareholders' Equity                               $___________
          less: Goodwill and Noncompete Agreements          ___________
                Unamortized Deferred Costs                  ___________
                Treasury Stock                              ___________
        Tangible Net Worth                                 $
                                                            ===========

        Ratio                                                                   COMPLIANCE
                                                                                ----------
*********************************************************************************************
b)      Minimum Tangible Net Worth of Not Less Than $__________________ plus 75%
        of (i) Net Issuance Proceeds and (ii) Equity Issued Upon the Conversion
        of Convertible Subordinated Debt:
        As of: (date) in thousands

        Tangible Net Worth                                 $___________
          plus:  Net Equity Proceeds (excluding DRIP)       ___________
                 Equity Issued Upon Conversion of
                 Convertible Subordinated Debt              ___________
             Total Tangible Net Worth                      $                    COMPLIANCE
                                                            ===========         ----------

*********************************************************************************************
c)      Minimum EBITDA/Interest Expense of Not Less than 200% (rolling four quarters basis):

        Omega:
        Last Four Quarters EBITDA:
                 June, 1998                    $___________
                 March, 1998                   $___________
                 December, 1997            $___________
                 September, 1997               $___________
        Rolling Four Quarter EBITDA                        $
                                                             ==========

        Last Four Quarters Interest Expense on All Indebtedness:
                 June, 1998                    $___________
                 March, 1998                   $___________
                 December, 1997            $___________
                 September, 1997               $___________
        Rolling Four Quarter Interest                      $
                                                            ==========

                                     Ratio                  ________ (%)        COMPLIANCE
                                                                                ----------

*********************************************************************************************
d)      Minimum Omega's Fixed Charge Coverage of Not Less Than 1.00:1.00 (rolling four quarters):

        Rolling Four Quarter EBITDA (Above)                $____________
        Rolling Four Quarter Interest (Above)              $____________
        Cash Dividends Paid for Quarter Ended:
        June, 1998                             $____________

         March, 1998                           $____________


        December, 1997          $____________
        September, 1997                 $____________
Rolling Four Quarter Cash Dividends Paid        $___________
Balloon Payments, Less Unused on Line           $___________
                Sub-Total                       $___________
                                Ratio                                        COMPLIANCE
                                                                             ----------

*********************************************************************************************

                             OFFICER'S CERTIFICATE


     I hereby certify that:

      (a) Omega Healthcare Investors, Inc. is in compliance with the financial covenants as set forth above pursuant to Section 6.9 of the Second Amended and Restated Loan Agreement dated September __, 1997 (the "LOAN AGREEMENT") among Omega Healthcare Investors, Inc. and certain of its subsidiaries, the banks party thereto (the "BANKS") and you as agent for the Banks, and that all the above computations of the financial covenants are correct and complete as of the close of business [Date] and are in conformity with the terms and conditions of the Loan Agreement.

      (b) The representations and warranties contained in Article 3 of the Loan Agreement are true and correct and with the same effect as though such representations and warranties were made on the original date of such certificate, except for changes in the ordinary course of business, none of which either singly or in the aggregate, have a Material Adverse Effect (as defined in the Loan Agreement).

      (c) No Event of Default and no Default (as defined in the Loan Agreement) has occurred and is continuing.


                                             OMEGA HEALTHCARE INVESTORS, INC.



                                             BY:_______________________________
                                                     CHIEF FINANCIAL OFFICER




DATE: